                                                                               .
                                                                               .
                                                                               .

                                                                     EXHIBIT 8.1

SUBSIDIARY                            JURISDICTION
----------                            ------------
"Condor" Immobilien-Gesellschaft
  mbH...............................  Germany
"Fontax" Grundstucks-Verwaltungs-
  gesellschaft mbH & Co. KG.........  Germany
1085974 Ontario Limited.............  Canada
38 Opera............................  France
48 ND Victoire......................  France
5, rue Villebois Mareuil............  France
5557 Greens Farm, LLC...............  Connecticut
A. Diffusion........................  France
A.D.I.C. ...........................  Colombia
A.G.L. .............................  Laos
A.V.F. .............................  Belgium
AAAM................................  France
A-Car Inc. .........................  Cayman Islands
Achte DRESIB Beteiligungs-
  Gesellschaft mbH..................  Germany
Achte SIB Beteiligungs-
  Aktiengesellschaft................  Germany
ACM-Compagnie Mercur
  Aktiengesellschaft................  Germany
ACN 000 335 802 Limited.............  Australia
Actio France........................  France
Activim.............................  France
ADAM Australia Ltd. ................  Australia
ADAM Deutschland GmbH...............  Germany
ADAM Europe GmbH....................  Germany
ADAM International GmbH.............  Germany
ADAM Service GmbH...................  Germany
ADAM U.S. Holding LLC...............  Delaware
ADAM U.S. Partners GP...............  Delaware
ADEUS Aktienregister-Service GmbH...  Germany
Adriatica de Seguros C.A. ..........  Venezuela
ADVANCE Bank AG.....................  Germany
ADVANCE FINANZPLANUNG AG............  Germany
Advance Holding AG..................  Germany
AFA.................................  France
AFC Assecuranz- und
  Finanzvermittlungs-Contor GmbH....  Germany
AFIN GmbH...........................  Germany
AFORE Allianz Dresdner S.A. ........  Mexico
Agemis GmbH.........................  Germany
AGF 2X..............................  France
AGF ACCELERATOR 2004 LH.............  France
AGF Actio France....................  France
AGF Action Europe...................  France
AGF Actions.........................  France

SUBSIDIARY                            JURISDICTION
----------                            ------------
AGF Actions Marches Emergents.......  France
AGF Actions Nouveau Marche..........  France
AGF Actions Royaume Uni.............  France
AGF Administracao...................  Brazil
AGF AFRIQUE.........................  Ivory Coast
AGF Allianz Argentina Generales.....  Argentina
AGF Allianz Argentina Vida..........  Argentina
AGF Allianz South America...........  Brazil
AGF ALTERNATIVE 2 ANS LH............  France
AGF Ameriques.......................  France
AGF Ameriques D.....................  France
AGF Ameriques USD...................  France
AGF Asac Actions....................  France
AGF Asac Prudence...................  France
AGF ASCENSION 2011 L................  France
AGF Asia............................  Singapore
AGF Asset Management................  France
AGF Assurances Financieres..........  France
AGF Assurfinance....................  France
AGF AZ Chile Generales S.A. ........  Chile
AGF AZ Chile Vida...................  Chile
AGF Belgium Bank....................  Belgium
AGF Belgium Holding.................  Belgium
AGF Belgium Insurance...............  Belgium
AGF Benelux.........................  Luxembourg
AGF BIPLUS 2 L......................  France
AGF Boieldieu.......................  France
AGF Brasil Seguros S.A. ............  Brazil
AGF Brasil Vida.....................  Brazil
AGF Capital Invest 2................  France
AGF CAPITAL INVEST L................  France
AGF CAPITAL INVEST N................  France
AGF Chile...........................  Chile
AGF CREATIONS1......................  France
AGF CREATIONS2......................  France
AGF do Brasil.......................  Brazil
AGF Emprunts d'Etat.................  France
AGF Epargne Action..................  France
AGF Euro Actions C et D.............  France
AGF Euroinvest......................  France
AGF Europe..........................  France
AGF Europe Convertible..............  France
AGF Europe Obligations..............  France
AGF Favart..........................  France
AGF FIDAS LH........................  France
AGF Financement 2...................  France

SUBSIDIARY                            JURISDICTION
----------                            ------------
AGF Foncier.........................  France
AGF Haut Rendement..................  France
AGF Holding.........................  France
AGF Holdings UK.....................  Great Britain
AGF Horizon Retraite 2010-2011......  France
AGF Horizon Retraite 2012-2013......  France
AGF Horizon Retraite 2014-2015......  France
AGF Horizon Retraite 2016-2017......  France
AGF Horizon Retraite 2018...........  France
AGF Hospitaliers Monde..............  France
AGF Immobilier......................  France
AGF Indonesia.......................  Indonesia
AGF Informatique....................  France
AGF Insurance.......................  Great Britain
AGF Interfonds......................  France
AGF International...................  France
AGF Inversiones.....................  Argentina
AGF INVEST..........................  France
AGF INVESTMENT GRADE................  France
AGF INVESTMENT GRADE LM.............  France
AGF Japon...........................  France
AGF La Lilloise.....................  France
AGF Life Luxembourg.................  Luxembourg
AGF Marches Emergents...............  France
AGF MAT TRANSP&LIAB Ltd. ...........  Great Britain
AGF Monetaire.......................  France
AGF Multi Alternatives L............  France
AGF Nouveau Marche..................  France
AGF Oblig...........................  France
AGF Opera...........................  France
AGF PEA Europe......................  France
AGF PEA Pondere.....................  France
AGF Private Equity..................  France
AGF Projet Management...............  Great Britain
AGF RAS Holding BV..................  Netherlands
AGF Re Luxembourg...................  Luxembourg
AGF Richelieu.......................  France
AGF Saint-Marc......................  France
AGF Saude...........................  Brazil
AGF Securite........................  France
AGF Taut Fixe.......................  France
AGF TRESORERIE L....................  France
AGF TRESORERIE N....................  France
AGF UK..............................  France
AGF VALEUR DURABLES L...............  France
AGF VALEUR DURABLES LM..............  France
AGF World Fund European Small
  Caps..............................  France

SUBSIDIARY                            JURISDICTION
----------                            ------------
AGF World Fund High Yield...........  France
AGFimo..............................  France
AGIS Allianz Gesellschaft fur
  Informatik Service mbH............  Germany
Agora Courtage......................  France
Agricola San Felice S.p.A. .........  Italy
AI II Industriebesitz und
  Beteiligungen AG & Co. OHG........  Germany
AI Industriebesitz und Beteiligungen
  AG & Co. OHG......................  Germany
Aiolos
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
Airbus-Leasing
  Beteiligungsgesellschaft mbH......  Germany
Ajax Insurance Holdings Limited.....  Great Britain
Akkermans van Elten assurantien BV..  Netherlands
Akkermans van Elten Financiele
  Diensten B.V. ....................  Netherlands
Akkermans Van Elten Holding BV......  Netherlands
Alba Allgemeine Versicherungs-
  Gesellschaft......................  Switzerland
Albertini & C. SGR pA (vormals A. D.
  Gestioni SGR pA)..................  Italy
Albertini & C. SIM pA...............  Italy
Alexander Kralis Ltd. ..............  Greece
Alfa Trade Corporation spol
  s.r.o. ...........................  Czech Republic
Alico-Beteiligungsgesellschaft
  mbH...............................  Germany
Alida Grundstucksgesellschaft mbH &
  Co. KG............................  Germany
Alida Grundstucksverwaltungs GmbH...  Germany
ALLAGO AG...........................  Germany
Allianz Australian (Run-Off)
  Limited...........................  Australia
Allianz (Canadian) Insurance
  Management Inc. ..................  Canada
Allianz (UK) Ltd. ..................  Great Britain
Allianz AADB Fonds..................  Germany
Allianz ABS Fonds...................  Germany
Allianz AGF MAT UK Holding..........  France
Allianz Alpic Finance Company
  Ltd. .............................  India
Allianz America Latina S.C. Ltda....  Brazil
Allianz Asset Management (Ltd. )....  China
Allianz Asset Management (Singapur)
  Limited...........................  Singapore
Allianz Asset Management Asia
  Pacific GmbH......................  Germany
Allianz Asset Management Ltd. ......  Great Britain
Allianz Asset Management............  Switzerland
Allianz Australia Workers
  Compensation (Victoria) Limited...  Australia
Allianz Australia Advantage Ltd. ...  Australia

SUBSIDIARY                            JURISDICTION
----------                            ------------
Allianz Australia Employee Share
  Plan Pty Ltd. ....................  Australia
Allianz Australia Finance Holdings
  Pty Ltd. .........................  Australia
Allianz Australia Insurance
  Limited...........................  Australia
Allianz Australia International
  Limited...........................  Australia
Allianz Australia Limited...........  Australia
Allianz Australia Services (No.
  2)................................  Australia
Allianz Australia Services Pty
  Limited...........................  Australia
Allianz Australia Workers
  Compensation (NSW) Limited........  Australia
Allianz Australia Workers
  Compensation (SA) Limited.........  Australia
Allianz Autowelt GmbH...............  Germany
Allianz BADB Fonds..................  Germany
Allianz Beteiligungs Management
  GmbH..............................  Germany
Allianz BRAG Fonds..................  Germany
Allianz Bulgaria Holding Company
  Ltd. .............................  Bulgaria
Allianz Bulgaria Insurance and
  Reinsurance Company Ltd. .........  Bulgaria
Allianz Bulgaria Life Insurance
  Company Ltd. .....................  Bulgaria
Allianz Bulgaria Pension Assurance
  Company Ltd. .....................  Bulgaria
Allianz Capital Management GmbH.....  Germany
Allianz Capital Managers GmbH.......  Germany
Allianz Capital Partners GmbH.......  Germany
Allianz Cash Pool LLC...............  Delaware
Allianz Center Management GmbH
  (ACM).............................  Germany
Allianz Compagnia Italiana
  Finanziamenti S.p.A. .............  Italy
Allianz Compania de Seguros y
  Reaseguros S.A. ..................  Spain
Allianz Cornhill Insurance PLC......  Great Britain
Allianz Cornhill Northern Ireland
  Limited...........................  Great Britain
Allianz Corporate Island Insurance
  p.l.c. ...........................  Ireland
Allianz Corporation (Investment
  Management) Pte Ltd. .............  Singapore
Allianz Credit Card Management Co.,
  S.A. (ex Helvetia Mutual Funds)...  Greece
Allianz Dazhong Life Insurance
  Company Ltd. .....................  China
Allianz Dresdner Asset Management
  (UK) Ltd. ........................  Great Britain
Allianz Dresdner Asset Management
  GmbH..............................  Germany

SUBSIDIARY                            JURISDICTION
----------                            ------------
Allianz Dresdner Asset Management
  Hong Kong Ltd. ...................  Hong Kong
Allianz Dresdner Asset Management
  Ltd. .............................  Singapore
Allianz Dresdner Asset Management of
  America LLC.......................  Delaware
Allianz Dresdner Asset Management of
  America LP........................  Delaware
Allianz Dresdner Asset Management
  U.S. Equities LLC.................  Delaware
Allianz Dresdner Bauspar AG.........  Germany
Allianz Dresdner Funds Ltd. ........  Great Britain
Allianz Dresdner I-1, S.A. de C.V.
  SIEFORE...........................  Mexico
Allianz Dresdner Management Services
  (UK) Ltd. ........................  Great Britain
Allianz Dresdner Pension Consult
  GmbH..............................  Germany
Allianz Dresdner Pensionsfonds AG...  Germany
Allianz Dresdner Securities
  Investment Consulting Company,
  Ltd. .............................  Taiwan
Allianz Education Fund Inc. ........  Canada
Allianz Education Funds
  International LLC.................  Minnesota
Allianz EFU Health Insurance
  Ltd. .............................  Pakistan
Allianz Elementar
  Lebensversicherungs-
  Aktiengesellschaft................  Austria
Allianz Elementar Versicherungs-
  Aktiengesellschaft................  Austria
Allianz Elementar Werkkuchen-
  Betriebsgesellschaft mbH..........  Austria
Allianz Europe Finance II N.V. .....  Netherlands
Allianz Europe Ltd. ................  Netherlands
Allianz FADB Fonds..................  Germany
Allianz Far East Holding GmbH.......  Germany
Allianz FCAG-Fonds..................  Germany
Allianz Finance B.V. ...............  Netherlands
Allianz Finance Corporation.........  Delaware
Allianz Finance II B.V. ............  Netherlands
Allianz Finance S.A. ...............  Greece
Allianz Finance S.A. ...............  Luxembourg
Allianz Finanzbeteiligungs GmbH.....  Germany
Allianz FinanzInvest Beratungs
  Ges.mbH...........................  Austria
Allianz Fire and Marine Insurance
  Japan Ltd. .......................  Japan
ALLIANZ FRANCE......................  France
Allianz General Insurance Company
  S.A. .............................  Greece
Allianz General Insurance Korea
  Ltd. .............................  Korea

SUBSIDIARY                            JURISDICTION
----------                            ------------
Allianz General Insurance Malaysia
  Berhad............................  Malaysia
Allianz GLA Fonds...................  Germany
Allianz Global Risks
  Ruckversicherungs-AG..............  Germany
Allianz GLR Fonds...................  Germany
Allianz Greek Mutual Fund Management
  Co. S.A. .........................  Greece
Allianz HAI 2 Fonds.................  Germany
Allianz Hedge Fund P. (Caymen)......  Cayman Islands
Allianz Hedge Fund P. SARL..........  Delaware
Allianz Hedge Fund Parners LP.......  Delaware
Allianz Hedge Fund Partners Holdings
  LP................................  Delaware
Allianz Hedge Fund Partners,
  Inc. .............................  Delaware
Allianz Hungaria Biztosito Rt.......  Hungaria
Allianz Immobilien GmbH.............  Germany
Allianz Immobilienfonds 1 KG........  Germany
Allianz Immobilienfonds GmbH........  Germany
Allianz Individual Insurance
  Group.............................  Minneapolis
Allianz Informatik
  Beteiligungsgesellschaft mbH......  Germany
Allianz Insurance (Hong Kong)
  Limited...........................  China
Allianz Insurance Company of
  Canada............................  Canada
Allianz Insurance Company of
  Singapore Pte. Ltd. ..............  Singapore
Allianz Insurance Company...........  California
Allianz Insurance Holding Company
  GmbH..............................  Germany
Allianz Insurance Investments Pty
  Ltd. .............................  Australia
Allianz Insurance Limited...........  South Africa
Allianz Insurance Management Asia
  Pacific Pte. Ltd. ................  Singapore
Allianz International Ltd. .........  Great Britain
Allianz Invest Kapitalanlage GmbH...  Austria
Allianz Investment 1 B.V. ..........  Netherlands
Allianz Investment 2 B.V. ..........  Netherlands
Allianz Investment 3 B.V. ..........  Netherlands
Allianz Investment 4 B.V. ..........  Netherlands
Allianz Investment 5 B.V. ..........  Netherlands
Allianz Investment 6 B.V. ..........  Netherlands
Allianz Investment 7 B.V. ..........  Netherlands
Allianz Investment 8 B.V. ..........  Netherlands
Allianz Investment 9 B.V. ..........  Netherlands
Allianz Investment 10 B.V. .........  Netherlands
Allianz Investment 11 B.V. .........  Netherlands
Allianz Investment 12 B.V. .........  Netherlands

SUBSIDIARY                            JURISDICTION
----------                            ------------
Allianz Investment 13 B.V. .........  Netherlands
Allianz Investment 14 B.V. .........  Netherlands
Allianz Investment 15 B.V. .........  Netherlands
Allianz Investment Bank AG
  (A.I.B.)..........................  Austria
Allianz Investment Management
  B.V. .............................  Netherlands
Allianz Ireland p.l.c. .............  Ireland
Allianz Irish Life Holdings
  p.l.c. ...........................  Ireland
Allianz Kundenservice Gesellschaft
  mbH...............................  Austria
Allianz Leben Private Equity Fonds
  Plus GmbH.........................  Germany
Allianz Lebensversicherungs-AG......  Germany
Allianz Life Insurance Company of
  North America.....................  Minnesota
Allianz Life Insurance Company
  S.A. .............................  Greece
Allianz Life Insurance Company......  Korea
Allianz Life Insurance Malaysia
  Berhad............................  Malaysia
Allianz Marine & Aviation France....  France
Allianz Marine & Aviation
  Versicherungs-AG..................  Germany
Allianz Mexico S.A. Compania de
  Seguros...........................  Mexico
Allianz MRD Fonds...................  Germany
Allianz Nederland Groep NV..........  Netherlands
Allianz New Zealand Limited.........  New Zealand
Allianz Objektbeteiligungs- GmbH....  Germany
Allianz Obligations.................  France
Allianz of America Corp.............  New York
Allianz of America, Inc. ...........  Delaware
Allianz of Asia-Pacific and Africa
  GmbH..............................  Germany
Allianz of Canada, Inc. ............  Canada
Allianz of South Africa
  (Proprietary) Ltd. ...............  South Africa
Allianz Osteuropa
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
Allianz Parkway Integrated Care Pte
  Ltd. .............................  Singapore
Allianz Pensionskasse AG............  Austria
Allianz Pensionskasse...............  Germany
Allianz poistovna a.s. .............  Slovakia
Allianz pojist'ovna a.s. ...........  Czech Republic
Allianz President General
  Insurance.........................  Taiwan
Allianz President Life Insurance....  Taiwan
Allianz Private Equity GmbH.........  Germany
Allianz Private Equity Holding
  GmbH..............................  Germany
Allianz Private Equity Partners
  GmbH..............................  Germany

SUBSIDIARY                            JURISDICTION
----------                            ------------
Allianz Private
  Krankenversicherungs-AG...........  Germany
Allianz ProzeSSfinanzierungs GmbH...  Germany
Allianz PV WS Fonds.................  Germany
Allianz Re Dublin Ltd. .............  Ireland
Allianz Real Estate Corporation.....  Delaware
Allianz Rentas Vitalicias...........  Mexico
Allianz Risiko-Service Gesellschaft
  mbH...............................  Austria
Allianz Risk Consultant SRL.........  Romania
Allianz Risk Consultants B.V. ......  Netherlands
Allianz Risk Consultants Inc. ......  California
Allianz Risk Transfer (Bermuda)
  Ltd. .............................  Bermuda
Allianz Risk Transfer N.V. .........  Netherlands
Allianz Risk Transfer...............  New York
Allianz Risk Transfer...............  Switzerland
Allianz Romania SA..................  Romania
Allianz S.A., A.S. Agencia de
  Seguros...........................  Spain
Allianz Services (UK) Limited.......  Great Britain
Allianz Services Sp. z o.o. ........  Poland
Allianz Share Save Scheme Trustees
  Limited...........................  Great Britain
Allianz Sociedad de Valores S.A. ...  Spain
Allianz Specialised Investment
  Holding GmbH......................  Germany
Allianz Subalpina Societa di
  Assicurazioni e Riassicurazioni
  S.p.A. ...........................  Italy
Allianz Suisse Lebensversicherungs-
  Gesellschaft......................  Switzerland
Allianz Suisse Personal Financial
  Services AG.......................  Switzerland
Allianz Suisse Versicherungs-
  Gesellschaft......................  Switzerland
Allianz Taunusanlage GbR............  Germany
Allianz Technical Service Inc. .....  Delaware
Allianz Tiriac Insurance S.A. ......  Romania
Allianz Underwriters Insurance
  Company...........................  California
Allianz Venture Partners
  Beteiligungs- GmbH................  Germany
Allianz Venture Partners GmbH.......  Germany
Allianz Versicherungs-AG............  Germany
Allianz VKA Fonds...................  Germany
Allianz VKBR-Fonds..................  Germany
Allianz VKRD-Fonds..................  Germany
Allianz VLBR-Fonds..................  Germany
Allianz VRA Fonds...................  Germany
Allianz VSA Fonds...................  Germany

SUBSIDIARY                            JURISDICTION
----------                            ------------
Allianz VSR Fonds...................  Germany
Allianz VVB Fonds...................  Germany
Allianz Wohneigentum GmbH...........  Germany
Allianz Woningen B.V. ..............  Netherlands
Allianz Worldwide Care Ltd. ........  Ireland
Allianz Zagreb d.d..................  Croatia
Allianz ZB d.o.o. Company for the
  Management of an Obligatory
  Pension Fund......................  Croatia
Allianz ZB d.o.o. company of the
  management of voluntary pension
  funds, Zagreb.....................  Croatia
Allianz Zentrum fur Technik GmbH....  Germany
Allianz Zivnobanka penzijni fond
  as................................  Czech Republic
Allianz-ALD-Fonds...................  Germany
Allianz-ALIK-Fonds..................  Germany
Allianz-AVI-1 Fonds.................  Germany
Allianz-AVM-B-Fonds.................  Germany
Allianz-BRD-Fonds...................  Germany
Allianz-DESTO-AR-Fonds..............  Germany
Allianz-DESTO-Fonds.................  Germany
Allianz-DGD-Fonds...................  Germany
Allianz-DRD-Fonds...................  Germany
Allianz-EAI-Fonds...................  Germany
Allianz-EFI-1-Fonds.................  Switzerland
Allianz-FAD-Fonds...................  Germany
Allianz-FRD-Fonds...................  Germany
Allianz-HAI-1-Fonds.................  Germany
Allianz-HGI-1-Fonds.................  Germany
Allianz HME 1 Fonds.................  Germany
Allianz-Invest-11, Division Leben/
  Kranken...........................  Austria
Allianz-Invest-11, Division S/U
  (incl. Minorities)................  Austria
Allianz-Invest-12, Division Leben/
  Kranken...........................  Austria
Allianz-Invest-12, Division SU
  (incl. Minorities)................  Austria
Allianz Invest Spezial 2............  Austria
Allianz Invest Spezial 3............  Austria
Allianz LAD Fonds...................  Germany
Allianz LBR Fonds...................  Germany
Allianz LFE Fonds...................  Germany
Allianz LRD Fonds...................  Germany
Allianz PAZ Fonds...................  Germany
Allianz PV 1 Fonds..................  Germany
Allianz RFG Fonds...................  Germany
Allianz RMO 1 Fonds.................  Germany
Allianz SAI Fonds...................  Germany

SUBSIDIARY                            JURISDICTION
----------                            ------------
Allianz SALCO Fonds.................  Germany
Allianz SDR Fonds...................  Germany
Allianz SOA Fonds...................  Germany
Allianz SWAG Fonds..................  Germany
Allianz UGD 1 Fonds (UPR)...........  Germany
Allianz VAD Fonds...................  Germany
Allianz VAE Fonds...................  Germany
Allianz VGI 1 Fonds (UPR)...........  Germany
Allianz VGL Fonds...................  Germany
Allianz _ VIA _ Fonds, Division
  Leben.............................  Switzerland
Allianz _ VIA _ Fonds, Division
  SU................................  Switzerland
Allianz VVR Fonds...................  Germany
Allianz-PacLife Partners LLC........  Delaware
Allianz-RAS Tutela Giudiziaria
  S.p.A. ...........................  Italy
Allianz-Rechtsschutz-
  Schadensservice-Gesellschaft mbH..  Germany
Am Anger Immobilienverwaltungs-
  GmbH..............................  Germany
Am Anger Verwaltungs-GmbH & Co.
  KG................................  Germany
Amaya AG............................  Switzerland
Amaya Compania de Seguros y
  Reaseguros SA.....................  Spain
American Automobile Insurance
  Company...........................  Missouri
American Credit Indemnity Holding...  New York
American Credit Indemnity Services..  Maryland
American Credit Indemnity...........  Maryland
Antoniana Veneta Popolare
  Assicurazioni S.p.A. .............  Italy
Antoniana Veneta Popolare Vita......  Italy
Aquila Beteiligungsgesellschaft
  mbH...............................  Germany
Aquila International Fonds..........  Austria
Arab International Insurance
  Company...........................  Egypt
Arab International Life Company.....  Egypt
ARC Services........................  Great Britain
Arcalis.............................  France
Arcalis Evolution...................  France
Ares-
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
Arlon...............................  Luxembourg
ARS Slovakia, a.s. .................  Slovakia
ARSA BV.............................  Netherlands
Artemis Nominees Ltd. ..............  Hong Kong
AS Industriebesitz und Beteiligungen
  Allianz Versicherungs-AG & Co.
  OHG...............................  Germany

SUBSIDIARY                            JURISDICTION
----------                            ------------
Asopos
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
ASREX...............................  France
Assimediass S.r.l. .................  Italy
ASSISTANCE AND SERVICES CORPORATION
  OF IRELAND "A.S.C.I.".............  Ireland
Assistance, Courtage d'Assurance et
  de Reassurance....................  France
Associated Group Benefits Ltd. .....  Canada
Associated Indemnity Corporation....  California
Association Program Managers,
  Inc. .............................  Illinois
Assurance Finance Europe (AFI
  Europe)...........................  France
Assurance Vie et Prevoyance (AVIP
  IARD) SA..........................  France
Assurance Vie et Prevoyance (AVIP)
  SA................................  France
Assurances Federales BV.............  France
Assurances Federales................  France
Assurances Generales de France
  Iart..............................  France
Assurances Generales de France Vie..  France
Assurances Generales de France......  France
ATHENA ALTERNATIVE HOLDINGS L.......  France
Athena Gestion......................  France
Athena Obligations..................  France
Athena..............................  France
Atrium SAS..........................  France
Atropos
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
Auslands-Incasso-Bank GmbH..........  Germany
Auto Assist SARL....................  Thailand
Axioma..............................  Cyprus
AZ General Insurance Vietnam........  Vietnam
AZ Leben Private Equity Fonds 2001
  GmbH..............................  Germany
AZ Via Immo 3.......................  France
AZ-ACI VVG mbH......................  Germany
AZ-Alico Beteiligungsgesellschaft
  mbH & Co. KG......................  Germany
AZ-Almuco VVG mbH...................  Germany
AZ-Aquila Beteiligungsgesellschaft
  mbH & Co. KG......................  Germany
AZ-Arges
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
AZ-Argos 2 VVG mbH..................  Germany

SUBSIDIARY                            JURISDICTION
----------                            ------------
AZ-Argos 3 VVG mbH..................  Germany
AZ-Argos 4 VVG mbH..................  Germany
AZ-Argos 5 VVG mbH..................  Germany
AZ-Argos 6 VVG mbH..................  Germany
AZ-Argos 9 VVG mbH..................  Germany
AZ-Argos 10 VVG mbH.................  Germany
AZ-Argos 11 VVG mbH.................  Germany
AZ-Argos 12 VVG mbH.................  Germany
AZ-Argos 13 VVG mbH.................  Germany
AZ-Argos 14 VVG mbH.................  Germany
AZ-Argos 15 VVG mbH.................  Germany
AZ-Argos 16 VVG mbH.................  Germany
AZ-Argos 17 VVG mbH.................  Germany
AZ-Argos 18 VVG mbH.................  Germany
AZ-Argos 19 VVG mbH.................  Germany
AZ-Argos 20
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
AZ-Argos 21 VVG mbH.................  Germany
AZ-Argos 22
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
AZ-Argos 23 VVG mbH.................  Germany
AZ-Argos 24 VVG mbH.................  Germany
AZ-AVG Beteiligungsgesellschaft mbH
  & Co. KG..........................  Germany
AZ-AZL VVG mbH......................  Germany
AZB-1 Beteiligungsgesellschaft GmbH
  & Co. KG..........................  Germany
AZB-Arges
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
AZB-Arion
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
AZ-BDF
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
AZF-Arges1
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
AZF-Arges2
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
AZF-Arion
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
AZG-Arges
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
Azienda Agricola Perolla S.r.l. ....  Italy

SUBSIDIARY                            JURISDICTION
----------                            ------------
AZK-Arges
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
AZ-LAD VVG mbH......................  Germany
AZL-Alico
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
AZL-Almuco VVG mbH..................  Germany
AZ-Lambda Beteiligungsgesellschaft
  mbH & Co. KG......................  Germany
AZL-DRB VVG mbH.....................  Germany
AZ-Leben Private Equity Fonds 1998
  GmbH..............................  Germany
AZ-LIN
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
AZL-Nona VVG mbH....................  Germany
AZL-Regina
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
AZL-SER
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
AZ-MPS Beteiligungsgesellschaft mbH
  & Co. KG..........................  Germany
AZ-Nona Beteiligungsgesellschaft mbH
  & Co. KG..........................  Germany
AZ-Quarta Beteiligungsgesellschaft
  mbH & Co. KG......................  Germany
AZ-Quinta
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
AZ-Regina Beteiligungsgesellschaft
  mbH & Co. KG......................  Germany
AZS-Arges
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
AZ-SDC
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
AZ-SER
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
AZ-SGD Private Equity Fonds GmbH....  Germany
AZ-SIE Beteiligungsgesellschaft mbH
  & Co. KG..........................  Germany
AZV-Arges
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
AZV-Arion
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
AZV-Nona
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany

SUBSIDIARY                            JURISDICTION
----------                            ------------
BAF Zeichentrickfilm
  Beteiligungsgesellschaft mbH......  Germany
Banco AGF Bresil....................  Brazil
Bank for Europe Ltd. ...............  Great Britain
Bankhaus W. Fortmann & Sohne........  Germany
Banque AGF..........................  France
BANQUE pour l'EUROPE SA EUROPA BANK
  AG BANK for EUROPE Ltd. ..........  Luxembourg
Bartec GmbH.........................  Germany
BAWAG Allianz
  Mitarbeitervorsorgekasse AG.......  Austria
Bayerische Versicherungsbank AG.....  Germany
BD-Financial Management Ltd. .......  Ireland
Beleggingsmij. Buizerdln............  Netherlands
Benfleet Nominees Ltd. .............  Great Britain
BERGA Grundstucks-
  Verwaltungsgesellschaft mbH & Co.
  KG................................  Germany
Bergwitzer Braunkohle AG............  Germany
Bernese Assicurazioni Compagnia
  Italo-Svizzera di Assicurazioni e
  Riassicurazioni S.p.A. ...........  Italy
Bernese Assicurazioni Finanziaria
  S.p.A. ...........................  Italy
Bernese Vita Compagnia Italo-
  Svizzera di Assicurazioni e
  Riassicurazioni sulla Vita
  S.p.A. ...........................  Italy
BIC.................................  Brazil
Bilan Service.......................  France
BIP Arbitrage-Gesellschaft mbH i.
  L. ...............................  Germany
BIP Asesoria SA.....................  Spain
Blom et VD AA.......................  Netherlands
BNP-AK-Dresdner Finansal Kiralama
  A.S. .............................  Turkey
Borgo San Felice S.r.l. ............  Italy
Borrowdale Nominees Ltd. ...........  Great Britain
Braun & Co. Gesellschaft mbH........  Austria
British Financial Union Ltd. .......  Great Britain
British Reserve Insurance Co.
  Ltd. .............................  Great Britain
Buck Consultants Ireland............  Ireland
Buck Heissmann B.V. NL..............  Netherlands
Buck Heissmann International
  Services GmbH.....................  Germany
Buck Heissmann S.L., E..............  Spain
Buck Heissmann Sarl, CH.............  Switzerland
Buizerlann..........................  Netherlands
Bulgaria Net Co. Ltd. ..............  Bulgaria
Bureau d'Expertises Despretz
  S.A. .............................  Belgium
Burgel Beteiligungs GmbH............  Germany

SUBSIDIARY                            JURISDICTION
----------                            ------------
Burgel Erfurt
  Beteiligungsgesellschaft mbH......  Germany
Burgel Erfurt GmbH & Co. KG.........  Germany
Burgel Wirtschaftsinformationen AG
  Zurich............................  Switzerland
Burgel Wirtschaftsinformationen GmbH
  & Co. KG..........................  Germany
Burgel Wirtschaftsinformationen
  Hamburg GmbH......................  Germany
Burgel Wirtschaftsinformationen
  Vertriebsgesellschaft mbH.........  Germany
Burgel Wirtschaftsinformationen
  Verwaltungs-GmbH..................  Germany
C. F. Erste Beteiligungsgesellschaft
  mbH...............................  Germany
Cabinet Terlier SARL................  France
Cadence Capital Management..........  Delaware
Cadence Capital Mangement Inc. .....  Delaware
Calypso.............................  France
Camat...............................  France
Camille Desmoulins..................  France
Canada Brokerlink (Ontario) Inc. ...  Canada
Canada Brokerlink Inc. .............  Canada
CAP.................................  France
Carene..............................  France
Carquesel Ltd. .....................  Great Britain
CASBROKERS..........................  Chile
Cathedral Limited...................  Great Britain
Caywood Scholl Capital Management
  LLC...............................  Delaware
CBL Financial Inc. .................  Canada
CCA.................................  France
CCB Zweite FraMu Beteiligungs
  GmbH..............................  Germany
Cedit Europeen Allianz IRC SICAV
  Global Aktien.....................  Luxembourg
Cerip France........................  France
Cerl SNC............................  France
CERT Zertifizierungsgesellschaft
  mbH...............................  Germany
CESCOB uverova pojistovna a.s. .....  Czech Republic
Charlesworth Nominees Ltd. .........  Great Britain
Chicago Auto Insurance Service,
  Inc. .............................  Illinois
Chicago Insurance Company...........  Illinois
CIC Allianz Insurance Ltd. .........  Australia
City of Westminster.................  Great Britain
CL Eurofactor France................  France
Claims Consultancy & Investigation
  Services Limited..................  Ireland
CLB S.a.r.l. .......................  Luxembourg

SUBSIDIARY                            JURISDICTION
----------                            ------------
CLS Group Holdings AG...............  Germany
Club Marine (N.Z.) Ltd. ............  New Zealand
Club Marine Limited.................  Australia
COBAC Services Belgium SA...........  Belgium
Codinf Services.....................  France
CODINF..............................  France
Cofreph.............................  France
Colombiana De Inversion.............  Colombia
Colseguros Capitalizacion...........  Colombia
Colseguros Generales S.A. ..........  Colombia
Colseguros Vida S.A. ...............  Colombia
Colserauto..........................  Colombia
Commercial Bank "Bulgaria Invest"
  Company Ltd. .....................  Bulgaria
Commerzbank LEBENCO Fonds...........  Germany
Compagnie d'Assurance de Protection
  Juridique S.A. ...................  Switzerland
Compagnie de Gestion et
  Prevoyance........................  France
Compagnie Financiere Immobiliere
  Lafayette "COFIL".................  France
Compagnie Financiere pour la
  Realisation d'Operations
  Immobilieres "COFIDIM"............  France
Companhia de Seguros Allianz
  Portugal S.A. ....................  Portugal
COMPANIA DE ASISTENCIA SUDAMERICANA
  S.A. (CAS SA).....................  Chile
Comptoir Financier de Garantie
  (C.F.G.)..........................  France
Coparc..............................  France
Coris-Bratislava, a.s. .............  Slovakia
Cornhill Equity Investments Ltd. ...  Great Britain
Cornhill Financial Management
  Ltd. .............................  Great Britain
Cornhill Insurance (Guernsey)
  Ltd. .............................  Great Britain
Cornhill Insurance Company Pension
  Fund Trustees Ltd. ...............  Great Britain
Cornhill Investments Properties
  Ltd. .............................  Great Britain
Cornhill Trustee (Guernsey) Ltd. ...  Great Britain
Cornhill Unit Trust Managers
  Ltd. .............................  Great Britain
Corporate Secretaries (Jersey)
  Ltd. .............................  Great Britain
Corporate Services (Guernsey)
  Ltd. .............................  Great Britain
Corsetec............................  Brazil
COTINCO Assessoria Empresarial
  Ltda..............................  Brasil
COTINCO Beratungsgesellschaft mbH...  Germany
COTINCO Consultora Tecnica,
  Industrial y Comercial SA.........  Mexico
Courtage de Nogent-Le Perreux.......  France

SUBSIDIARY                            JURISDICTION
----------                            ------------
Credit Europeen Allianz IRC SICAV
  Euro Aktien.......................  Luxembourg
Credit Europeen Allianz IRC SICAV
  Euro Renten.......................  Luxembourg
Credit Europeen Allianz IRC SICAV
  USD Aktien........................  Luxembourg
Credit Europeen Allianz IRC SICAV
  USD Renten........................  Luxembourg
Credit General d'Assurances et de
  Reassurance.......................  Lebanon
Credit Lyonnais Capital 1...........  Luxembourg
Credit Lyonnais Eurofactor France...  France
Credito Argentino Germanico SA......  Argentina
Credito Germanico S.A. .............  Uruguay
CreditRas Assicurazioni S.p.A.......  Italy
CreditRas Vita S.p.A................  Italy
Crop Growers Corporation............  Delaware
Crop Growers Insurance Services
  Inc...............................  Washington
Cros Belcher Investissements........  France
Cypress Air LLC.....................  Delaware
DAG Management and Trading Company
  Ltd. .............................  Cayman Islands
Dazix Rentals Ltd. .................  Great Britain
dbi Euro Bond Portfolio.............  Germany
dbi European Equity Portfolio.......  Germany
dbi Global Bond Portfolio...........  Germany
dbi Global Equity Portfolio.........  Germany
DBI-Aktien-Euroland _ 897 _ Fonds,
  Division Leben....................  Switzerland
DBI-Aktien-Euroland _ 897 _ Fonds,
  Division Schaden/Unfall (incl.
  Minorities).......................  Switzerland
DBI- AVM-Fonds......................  Germany
DBI-HK1-827-Fonds...................  Germany
DBI-REAC-Fonds......................  Germany
dbi-Fonds AKAR......................  Germany
dbi-Fonds AKAS......................  Germany
dbi-Fonds AKAS Europa...............  Germany
dbi-Fonds AKAS SC...................  Germany
dbi-Fonds Ammerland.................  Germany
dbi-Fonds BAF.......................  Germany
dbi-Fonds BAG.......................  Germany
dbi-Fonds DAV.......................  Germany
dbi-Fonds DBLA......................  Germany
dbi-Fonds DF........................  Germany
dbi-Fonds Euroland..................  Germany
dbi-Fonds First Choice..............  Germany
dbi-Fonds Global Equity Q...........  Germany
dbi-Fonds MAXIMILIAN................  Germany
dbi-Fonds Ostfriesland..............  Germany

SUBSIDIARY                            JURISDICTION
----------                            ------------
dbi-Fonds WE........................  Germany
DDS Dresdner Direktservice GmbH.....  Germany
De Kempen...........................  Netherlands
DEGGO AG Generalunternehmung........  Switzerland
DEGI Deutsche Gesellschaft fur
  Immobilienfonds mbH...............  Germany
Delcon Finanz AG....................  Switzerland
Delta-Vermogensverwaltungs-
  gesellschaft mbH..................  Germany
DET Beteiligungsgesellschaft mbH i.
  L. ...............................  Germany
Deutsche AuSSenhandels-Gesellschaft
  mbH...............................  Germany
Deutsche Lebensversicherungs-AG.....  Germany
Deutscher Investment Trust O.O.O. ..  Russian Republic
DEUTSCHER INVESTMENT-TRUST
  Gesellschaft fur Wertpapieranlagen
  mbH...............................  Germany
DFV Deutsche Fonds- und
  Vorsorgeberatungs GmbH............  Germany
Dieznet Comercio Eloctronico, SA....  Spain
Dimensione S.R.L. ..................  Italy
DirecDial Financial Services
  Limited...........................  Australia
Disko-Flug Vermietungsgesellschaft
  mbH i. L. ........................  Germany
DKB EIF Group LLC...................  Delaware
DKNA Phoenix LLC....................  Delaware
DMC Dresdner Management Consult
  GmbH..............................  Germany
DMC Dresdner Management Consult
  South East Asia Pte Ltd. .........  Singapore
DOF, Enterprise Unipersonelle a
  Responsabilite Limitee............  France
Dog Breeder Insurance Company
  Ltd. .............................  Great Britain
Domestic Insurance Services Ltd. ...  Great Britain
Domus Forsikringsaktieselskabet.....  Denmark
Donator Beteiligungsverwaltung
  GmbH..............................  Germany
DORANA Dreiundvierzigste
  Verwaltungsgesellschaft mbH.......  Germany
DOUBL ' ACTIV 2008 L................  France
DOUBL ' ACTIV 2008 N................  France
DOUBL'ACTIV 2008 LM.................  France
DR Gesellschaft fur Diagnostik und
  Rehabilitation mbH................  Germany
Dr. Dr. Heissmann GmbH
  Unternehmensberatung fur
  Versorgung & Vergutung............  Germany
Drager KB GmbH......................  Germany
DRCM INDICE JAPON L.................  France

SUBSIDIARY                            JURISDICTION
----------                            ------------
DRCM JAPON..........................  France
DRCM JAPON LM.......................  France
DreCan Holding Ltd. ................  Canada
Drechsel Beleggingen BV.............  Netherlands
DREGIS Dresdner Global IT-Services
  Gesellschaft mbH..................  Germany
Dreiundzwanzigste DRESIB
  Beteiligungs-Gesellschaft mbH.....  Germany
Dreizehnte SIB Beteiligungs-
  Aktiengesellschaft................  Germany
Dresdner Asset Management (Schweiz)
  AG................................  Switzerland
Dresdner Asset Management (Taiwan)
  Ltd. .............................  Taiwan
Dresdner Asset Management (UK)
  Ltd. .............................  Great Britain
Dresdner Asset Management Brasil S/A
  Distribuidora de Titulos e Valores
  Mobiliarios.......................  Brazil
Dresdner Asset Management Ireland
  Ltd. .............................  Ireland
Dresdner Asset Management...........  Brazil
Dresdner Bank (Hungaria) Rt.........  Hungary
Dresdner Bank (Ireland) plc.........  Ireland
Dresdner Bank (Schweiz) AG..........  Switzerland
Dresdner Bank AG....................  Germany
Dresdner Bank Berlin Finanz-Service
  i.L. GmbH.........................  Germany
Dresdner Bank Berlin Immobilien-
  Service GmbH......................  Germany
Dresdner Bank Brasil S.A. Corretora
  de Cambio, Titulos e Valores
  Mobiliarios.......................  Brazil
Dresdner Bank Brasil SA Banco
  Multiplo..........................  Brazil
Dresdner Bank Canada -- Banque
  Dresdner du Canada --.............  Canada
Dresdner Bank Croatia dd............  Croatia
Dresdner Bank CZ as.................  Czech Republic
Dresdner Bank Lateinamerika AG......  Germany
Dresdner Bank Lateinamerika.........  Chile
Dresdner Bank Luxembourg SA.........  Luxembourg
Dresdner Bank Mexico, SA,
  Institucion de Banca Multiple.....  Mexico
Dresdner Bank Polska S.A. ..........  Poland
Dresdner Bank ZAO...................  Russian Republic
Dresdner BdW
 Beteiligungsverwaltungsgesellschaft
  mbH & Co. KG......................  Germany
Dresdner Brasil Representacoes
  Ltda..............................  Brazil
Dresdner Brasil Servicos Ltda.......  Brazil

SUBSIDIARY                            JURISDICTION
----------                            ------------
Dresdner Brasil, Participacoes e
  Servicos Overseas Ltda............  Portugal
Dresdner Brazil Finance Ltd. .......  Cayman Islands
Dresdner Capital International
  Kapitalanlagegesellschaft mbH i.
  L.................................  Germany
Dresdner Capital LLC I..............  Delaware
Dresdner Capital LLC II.............  Delaware
Dresdner Capital LLC III............  Delaware
Dresdner Capital LLC IV.............  Delaware
Dresdner Capital LLC V..............  Delaware
Dresdner Capital LLC VI.............  Delaware
Dresdner Capital LLC VII............  Delaware
Dresdner Corporate Finance GmbH.....  Germany
Dresdner Finance BV.................  Netherlands
Dresdner Finanzberatungsgesellschaft
  mbH...............................  Germany
Dresdner Finanziaria SpA............  Italy
Dresdner Forfaitierungs
  Aktiengesellschaft................  Switzerland
Dresdner Fund Administration
  (Cayman) Ltd. ....................  Cayman Islands
Dresdner Gazdasagi Szolgaltato Kft..  Hungary
Dresdner Gestion Privee.............  France
Dresdner Global Asset Management
  Beteiligungs-GmbH.................  Germany
Dresdner Guatemala Representacion,
  Sociedad Anonima..................  Guatemala
Dresdner International Management
  Services Ltd. ....................  Ireland
Dresdner Investments (UK) Ltd. .....  Great Britain
Dresdner Kleinwort Benson Emerging
  Europe (GP) Ltd. .................  Great Britain
Dresdner Kleinwort Benson General
  Life Sciences LP..................  New York
Dresdner Kleinwort Benson North
  America Inc. .....................  Delaware
Dresdner Kleinwort Benson Private
  Equity Partner LP.................  New York
Dresdner Kleinwort Benson Services
  (Guernsey) Ltd. ..................  Great Britain
Dresdner Kleinwort Benson Services
  EURL..............................  France
Dresdner Kleinwort Capital (USA)
  Inc. .............................  New York
Dresdner Kleinwort Capital Advisory
  services Pte Ltd. ................  Singapore
Dresdner Kleinwort Capital Asia
  Ltd. .............................  Hong Kong
Dresdner Kleinwort Capital Beratungs
  GmbH..............................  Germany
Dresdner Kleinwort Capital C&EE
  General Partner Ltd. .............  Delaware

SUBSIDIARY                            JURISDICTION
----------                            ------------
Dresdner Kleinwort Capital Central &
  Eastern Europe GP Ltd. ...........  Delaware
Dresdner Kleinwort Capital Emerging
  Europe Beteiligungsverwaltung
  GmbH..............................  Germany
Dresdner Kleinwort Capital
  Investment Company Ltd. ..........  Great Britain
Dresdner Kleinwort Capital
  Investment Trust Ltd. ............  Great Britain
Dresdner Kleinwort Capital Italia
  Beteiligungsverwaltung GmbH.......  Germany
Dresdner Kleinwort Capital Jersey
  Ltd. .............................  Great Britain
Dresdner Kleinwort Capital Life
  Sciences GP.......................  Delaware
Dresdner Kleinwort Capital LLC......  New York
Dresdner Kleinwort Capital Spain
  SL................................  Spain
Dresdner Kleinwort Capital UK
  Ltd. .............................  Great Britain
Dresdner Kleinwort Capital Ventures
  Management Ltd. ..................  Great Britain
Dresdner Kleinwort Capital
  Verwaltungs GmbH..................  Germany
Dresdner Kleinwort Holdings Inc. ...  New York
Dresdner Kleinwort Wasserstein
  (Argentina) SA....................  Brazil
Dresdner Kleinwort Wasserstein
  (Canada) Ltd. ....................  Canada
Dresdner Kleinwort Wasserstein
  (China) Ltd. .....................  Hong Kong
Dresdner Kleinwort Wasserstein (DRC)
  Ltd. .............................  Great Britain
Dresdner Kleinwort Wasserstein (Hong
  Kong) Ltd. .......................  Hong Kong
Dresdner Kleinwort Wasserstein
  (Japan) Limited...................  Japan
Dresdner Kleinwort Wasserstein
  (LBDP) Holdings Ltd. .............  Great Britain
Dresdner Kleinwort Wasserstein
  (LBDP) Ltd. ......................  Great Britain
Dresdner Kleinwort Wasserstein
  (Nominees) Pte. Ltd. .............  Singapore
Dresdner Kleinwort Wasserstein
  (Services) Inc....................  Panama
Dresdner Kleinwort Wasserstein
  (South East Asia).................  Singapore
Dresdner Kleinwort Wasserstein
  Advisory Services (Thailand)
  Ltd. .............................  Thailand
Dresdner Kleinwort Wasserstein
  Asesorias y Inversiones Chile
  Ltda..............................  Chile
Dresdner Kleinwort Wasserstein
  Australia (Securitisation) Pty
  Ltd. .............................  Australia
Dresdner Kleinwort Wasserstein
  Australia Ltd. ...................  Australia

SUBSIDIARY                            JURISDICTION
----------                            ------------
Dresdner Kleinwort Wasserstein
  Beteiligungs-Gesellschaft mbH.....  Germany
Dresdner Kleinwort Wasserstein do
  Brasil s/c Ltda...................  Brazil
Dresdner Kleinwort Wasserstein
  Equipment LLC.....................  Delaware
Dresdner Kleinwort Wasserstein
  Europe Ltd. ......................  Great Britain
Dresdner Kleinwort Wasserstein
  Finance BV........................  Netherlands
Dresdner Kleinwort Wasserstein
  Finance EURL......................  France
Dresdner Kleinwort Wasserstein
  Finance Inc. .....................  New York
Dresdner Kleinwort Wasserstein
  France SAS........................  France
Dresdner Kleinwort Wasserstein
  France SCA........................  France
Dresdner Kleinwort Wasserstein
  GmbH..............................  Germany
Dresdner Kleinwort Wasserstein
  Grantchester Securities Inc. .....  Delaware
Dresdner Kleinwort Wasserstein Group
  Inc. .............................  Delaware
Dresdner Kleinwort Wasserstein Group
  Ltd. .............................  Great Britain
Dresdner Kleinwort Wasserstein
  Inc. .............................  Delaware
Dresdner Kleinwort Wasserstein
  Intermediate Holdings Ltd. .......  Great Britain
Dresdner Kleinwort Wasserstein
  Leasing December (1) Ltd. ........  Great Britain
Dresdner Kleinwort Wasserstein
  Leasing December (2) Ltd. ........  Great Britain
Dresdner Kleinwort Wasserstein
  Leasing December (3) Ltd. ........  Great Britain
Dresdner Kleinwort Wasserstein
  Leasing December (4) Ltd. ........  Great Britain
Dresdner Kleinwort Wasserstein
  Leasing December (5) Ltd. ........  Great Britain
Dresdner Kleinwort Wasserstein
  Leasing Inc. .....................  Delaware
Dresdner Kleinwort Wasserstein
  Leasing International Ltd. .......  Great Britain
Dresdner Kleinwort Wasserstein
  Leasing June (1) Ltd. ............  Great Britain
Dresdner Kleinwort Wasserstein
  Leasing June (2) Ltd. ............  Great Britain
Dresdner Kleinwort Wasserstein
  Leasing June (3) Ltd. ............  Great Britain
Dresdner Kleinwort Wasserstein
  Leasing Ltd. .....................  Great Britain
Dresdner Kleinwort Wasserstein
  Leasing March (1) Ltd. ...........  Great Britain

SUBSIDIARY                            JURISDICTION
----------                            ------------
Dresdner Kleinwort Wasserstein
  Leasing March (2) Ltd. ...........  Great Britain
Dresdner Kleinwort Wasserstein
  Leasing March (3) Ltd. ...........  Great Britain
Dresdner Kleinwort Wasserstein
  Leasing September (1) Ltd. .......  Great Britain
Dresdner Kleinwort Wasserstein
  Leasing September (2) Ltd. .......  Great Britain
Dresdner Kleinwort Wasserstein
  Leasing September (3) Ltd. .......  Great Britain
Dresdner Kleinwort Wasserstein
  Leasing September (4) Ltd. .......  Great Britain
Dresdner Kleinwort Wasserstein LLC..  Russian Republic
Dresdner Kleinwort Wasserstein
  Ltd. .............................  Great Britain
Dresdner Kleinwort Wasserstein
  Metals Ltd. ......................  Great Britain
Dresdner Kleinwort Wasserstein
  Online Ventures Ltd. .............  Great Britain
Dresdner Kleinwort Wasserstein
  Overseas Employees Ltd. ..........  Great Britain
Dresdner Kleinwort Wasserstein
  Overseas Holdings plc.............  Great Britain
Dresdner Kleinwort Wasserstein
  Partnership 2001 LP...............  Great Britain
Dresdner Kleinwort Wasserstein
  Partnership 2001 Ltd. ............  Great Britain
Dresdner Kleinwort Wasserstein
  Project Services Ltd. ............  Great Britain
Dresdner Kleinwort Wasserstein
  Property Management & Services
  Ltd. .............................  Great Britain
Dresdner Kleinwort Wasserstein
  Research (Malaysia) SDN BHD.......  Malaysia
Dresdner Kleinwort Wasserstein
  Research GmbH.....................  Germany
Dresdner Kleinwort Wasserstein SA...  Spain
Dresdner Kleinwort Wasserstein
  Securities (Asia) Holdings
  Ltd. .............................  Hong Kong
Dresdner Kleinwort Wasserstein
  Securities (Asia) Ltd. ...........  Hong Kong
Dresdner Kleinwort Wasserstein
  Securities (Australia) Pty
  Ltd. .............................  Australia
Dresdner Kleinwort Wasserstein
  Securities (India) Private
  Ltd. .............................  India
Dresdner Kleinwort Wasserstein
  Securities France SA..............  Great Britain
Dresdner Kleinwort Wasserstein
  Securities LLC....................  Delaware
Dresdner Kleinwort Wasserstein
  Securities Ltd. ..................  Great Britain
Dresdner Kleinwort Wasserstein
  Securities SIM p.A. ..............  Italy
Dresdner Kleinwort Wasserstein
  Securities Singapore Pte Ltd. ....  Great Britain

SUBSIDIARY                            JURISDICTION
----------                            ------------
Dresdner Kleinwort Wasserstein
  Services LLC......................  Delaware
Dresdner Kleinwort Wasserstein
  Servicios y Asesorias Ltda........  Ivory Coast
Dresdner Kleinwort Wasserstein
  Shipbreaking Ltd. ................  Great Britain
Dresdner Kleinwort Wasserstein sp
  zoo...............................  Poland
Dresdner Lateinamerika Financial
  Advisors LLC......................  Florida
Dresdner Lateinamerika S.A.
  Corredores de Bolsa...............  Chile
Dresdner Management Institut GmbH...  Germany
Dresdner Pension Fund Holdings
  LLC...............................  Delaware
Dresdner Polska S.p.z.o.o...........  Poland
Dresdner Private Placement GmbH.....  Germany
Dresdner RCM Distributors LLC.......  California
Dresdner RCM European Bond Fund
  Management Co. SA.................  Luxembourg
Dresdner RCM Finances...............  France
Dresdner RCM Global Investors
  (Guernsey) Ltd. ..................  Great Britain
Dresdner RCM Global Investors
  (Jersey) Ltd. ....................  Great Britain
Dresdner RCM Global Investors (UK)
  Ltd. .............................  Great Britain
Dresdner RCM Global Investors
  Australia Ltd. ...................  Australia
Dresdner RCM Global Investors
  Commingled Funds LLC..............  California
Dresdner RCM Global Investors
  Holdings (UK) Ltd. ...............  Great Britain
Dresdner RCM Global Investors Hong
  Kong Ltd. ........................  Hong Kong
Dresdner RCM Global Investors LLC...  Delaware
Dresdner RCM Global Investors NZ
  Ltd. .............................  New Zealand
Dresdner RCM Global Investors
  Pacific Ltd. .....................  Bermuda
Dresdner RCM Global Investors US
  Holdings LLC......................  Delaware
Dresdner RCM Nominee Services
  Ltd. .............................  Great Britain
Dresdner RCM Strategic Holdings (HK)
  Ltd. .............................  Hong Kong
Dresdner RCM Trust Company..........  California
Dresdner Securitized Products GmbH..  Germany
Dresdner Symphonica Management
  S.A. .............................  Luxembourg
Dresdner U.S. Finance Inc. .........  Delaware
Dresdner Versicherung GmbH..........  Germany

SUBSIDIARY                            JURISDICTION
----------                            ------------
Dresdner
  Wirtschaftsdienstleistungsgesellschaft
  mit beschrankter Haftung..........  Hungary
Dresdnerbank asset management SA....  Luxembourg
Dresdnerbank investment management
  Kapitalanlagegesellschaft mbH.....  Germany
DresdnerGrund-Fonds.................  Germany
Dresdner-RCM (Mexico) Operadora de
  Fondos, S. A. de C. V. ...........  Mexico
DreTec Software Ltd. ...............  Ireland
Dritte DRESIB Beteiligungs-
  Gesellschaft mbH..................  Germany
Dritte FraMu Beteiligungs GmbH......  Germany
Dritte Herakles Beteiligungs-
  Gesellschaft mbH & Co. KG.........  Germany
Dritte SIB Beteiligungs-
  Aktiengesellschaft................  Germany
Dritte Sonnenplatz Beteiligungs-
  Gesellschaft mbH..................  Germany
DrKW Asset Finance Ltd. ............  Great Britain
DRKW EIV Manager, Inc. .............  Delaware
DrKW Equipment Finance (June)
  Ltd. .............................  Great Britain
DrKW Equipment Finance Ltd. ........  Great Britain
DrKW Finance LLC....................  Delaware
DrKW Fleet Finance (June) Ltd. .....  Great Britain
DrKW Fleet Finance (March) Ltd. ....  Great Britain
DrKW Fleet Finance (September)
  Ltd. .............................  Great Britain
DrKW Fleet Finance Ltd. ............  Great Britain
DrKW Industrial Leasing Ltd. .......  Great Britain
DrKW Nominees Ltd. .................  Great Britain
DrKW Programme Management Ltd. .....  Great Britain
DrKW Programme Management, SA.......  France
DrKW Standby Nominees Ltd. .........  Great Britain
DrKWS Nominees Ltd. ................  Great Britain
Edinburgh House Ltd. ...............  Great Britain
egemis GmbH.........................  Germany
Einundzwanzigste DRESIB
  Beteiligungs-Gesellschaft mbH.....  Germany
El Fenix Espanol S.A. (EFE).........  Spain
Elco Leasing Ltd. ..................  Great Britain
Elderstreet Ballater Ltd. ..........  Great Britain
Elderstreet Capital Partners
  Nominees Ltd. ....................  Great Britain
Elderstreet DrKC Ltd. ..............  Great Britain
Elderstreet General Partner
  (Kinetique) Ltd. .................  Great Britain
ELFITAS AG..........................  Switzerland

SUBSIDIARY                            JURISDICTION
----------                            ------------
Elfte SIB Beteiligungs-
  Aktiengesellschaft................  Germany
Elfte Sonnenplatz Beteiligungs-
  Gesellschaft mbH..................  Germany
ELMONDA AG..........................  Switzerland
ELUCYDEE............................  France
ELVIA ASSISTANCE B.V. ..............  Netherlands
ELVIA Assistance GmbH...............  Austria
ELVIA Assistance Kft. (Ltd. ).......  Hungary
ELVIA Assistance s.r.o..............  Czech Republic
ELVIA Reiseversicherungs-
  Gesellschaft AG...................  Switzerland
ELVIA S.p.z.o.o.....................  Poland
ELVIA Service S.r.l. ...............  Italy
ELVIA Travel Insurance International
  N.V. .............................  Netherlands
ELVIASeg S.A. ......................  Spain
ELVIASSIST Servicos de Assistencia
  24 Horas LDA......................  Portugal
EmployersLink Corporation...........  Delaware
Empresa de Inversiones S.A. ........  Peru
Energy Insurance Company Ltd. ......  Bulgaria
ENTENIAL............................  France
EP Euro-Projektentwicklungs GmbH &
  Co. Objekt 1 KG...................  Germany
EP Euro-Projektentwicklungs GmbH &
  Co. Objekt Am Markt Chemnitz KG...  Germany
EP Euro-Projektentwicklungs-
  Verwaltungs GmbH..................  Germany
Epsiiclinica........................  France
Ernst Vigener GmbH & Co. KG.........  Germany
Erobon Ltd. ........................  Great Britain
Erste DRESIB Beteiligungs-
  Gesellschaft mbH..................  Germany
Erste FraMu Beteiligungs GmbH.......  Germany
Etablissement Nomeco SA.............  France
Eta-
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
ETI Australia Pty Ltd. .............  Australia
Etoile Fonciere et Immobiliere......  France
Euler -- Cobac Belgium..............  Belgium
EULER SERVICIOS DE CREDITO..........  Spain
Euler -- SFAC Recouvrement..........  France
EULER -- SFAC.......................  France
Euler & Hermes Germany GmbH.........  Germany
EULER & HERMES S.A. ................  France
Euler American Credit Indemnity
  Mexico............................  Mexico
Euler Credito y Caution.............  Spain

SUBSIDIARY                            JURISDICTION
----------                            ------------
Euler do Brasil Seguros Exportacao..  Brazil
Euler do Brasil Seguros.............  Brazil
Euler Do Brasil Servicos Ltda.......  Brazil
Euler Gestion.......................  France
EULER Holding UK PLC................  Great Britain
Euler Incorporation.................  Maryland
Euler International.................  Great Britain
Euler Re............................  Luxembourg
Euler Services......................  France
Euler SFAC Asset Management.........  France
EULER TRADE INDEMNITY PLC...........  Great Britain
Euler-Cobac Nederland N.V. .........  Netherlands
Euler-Cobac Services B.V. ..........  Netherlands
Euler-SIAC Societa Italiana
  Assicurazione Crediti S.p.A. .....  Italy
Eulertech...........................  France
Eurl 20/22 Le Peletier..............  France
EURL 2D3............................  France
Eurl 31 Le Peletier.................  France
EURL DDV............................  France
EURL LAPEYRADE......................  France
EURL LIVI DEVELOPPEMENT.............  France
Euro American Arbitrage Inc. .......  Illinois
Euro Drukker Beheer.................  Netherlands
EURO GESTION........................  France
Europe Reinsurance SA...............  Luxembourg
European Properties Inc Ltd. .......  Great Britain
European Venture Partners (General
  Partner) Ltd. ....................  Great Britain
Eurovida S.A. Compania de Seguros y
  Reaseguros........................  Spain
Eustache............................  France
EWA Life............................  Luxembourg
Exchange Hire Services Ltd. ........  Great Britain
F.C.C. LOGIFIX......................  France
FAI Allianz.........................  Australia
Failure & Risk Consulting GmbH......  Germany
Felix Ltd. .........................  Great Britain
Fenchurch Fiduciaries Ltd. .........  Great Britain
Fenchurch Finance Ltd. .............  Great Britain
Fenchurch International Holdings
  Ltd. .............................  Great Britain
Fenchurch Nominees (Singapore) Pte
  Ltd. .............................  Singapore
Fenchurch Nominees Ltd. ............  Great Britain
Fenchurch Nominees Ltd. ............  Great Britain
Fenchurch Properties Ltd. ..........  Great Britain
Fenchurch Trust Ltd. ...............  Great Britain
Fendrake Ltd. ......................  Great Britain

SUBSIDIARY                            JURISDICTION
----------                            ------------
Fenix Directo Cia de Seguros y
  Reaseguros S.A. ..................  Spain
FGB Frankfurter Gesellschaft fur
  Bauwerte mbH......................  Germany
FGI Frankfurter Gesellschaft fur
  Industriewerte mbH................  Germany
FGL Frankfurter Gesellschaft fur
  Luftfahrtwerte mbH................  Germany
Financiere et Fonciere Europeenne...  France
Financiere EULER....................  France
Financiere Europeenne
  d'affacturage.....................  France
Financiere Pythagore................  France
Finanztrust AG......................  Germany
Finmatic S.r.l. ....................  Italy
Fireman's Fund Agribusiness Inc. ...  Montana
Fireman's Fund Foundation...........  California
Fireman's Fund Indemnity
  Corporation.......................  New Jersey
Fireman's Fund Insurance Company of
  Georgia...........................  Georgia
Fireman's Fund Insurance Company of
  Hawaii, Inc. .....................  Hawaii
Fireman's Fund Insurance Company of
  Louisiana.........................  Louisiana
Fireman's Fund Insurance Company of
  Missouri..........................  Missouri
Fireman's Fund Insurance Company of
  Nebraska..........................  Nebraska
Fireman's Fund Insurance Company of
  Ohio..............................  Ohio
Fireman's Fund Insurance Company of
  Texas.............................  Texas
Fireman's Fund Insurance Company of
  Wisconsin.........................  Wisconsin
Fireman's Fund Insurance Company....  California
First Building Management Company
  Ltd. .............................  Korea
First Call Direct Limited...........  Ireland
First European Alpha Beteiligungs
  GmbH..............................  Germany
First European BETA Beteiligungs
  GmbH..............................  Germany
First European DELTA Beteiligungs
  GmbH..............................  Germany
First European GAMMA Beteiligungs
  GmbH..............................  Germany
First European OMEGA Beteiligungs
  GmbH..............................  Germany
First Rate Direct Limited...........  Great Britain
Fitrust, Fiduciaire et Trustee SA...  Switzerland
Foncias Iart........................  Burkina Faso
Foncias vie.........................  Burkina Faso

SUBSIDIARY                            JURISDICTION
----------                            ------------
Fondsbank...........................  Germany
Foreign Holdings Ltd. ..............  Great Britain
France Life, Seocho-Ku-Seoul........  Korea
FRANCE SECOURS INTERNATIONAL
  ASSISTANCE S.A. ..................  France
Frank Nominees Ltd. ................  Great Britain
Frankfurter Versicherungs-AG........  Germany
Freesun Pty Ltd. ...................  Australia
Funfte DRESIB Beteiligungs-
  Gesellschaft mbH..................  Germany
Funfte FraMu Beteiligungs GmbH......  Germany
Funfte Herakles Beteiligungs-
  Gesellschaft mbH & Co. KG.........  Germany
Funfte Sonnenplatz Beteiligungs-
  Gesellschaft mbH..................  Germany
Funfundzwanzigste DRESIB
  Beteiligungs-Gesellschaft mbH.....  Germany
Funfzehnte DRESIB Beteiligungs-
  Gesellschaft mbH..................  Germany
G. I. (Jersey) Ltd. ................  Great Britain
G.I.AZS S.r.l. .....................  Italy
G.I.T. Uniphenix....................  France
Gaillon Britannia...................  France
Gaipare Diffusion...................  France
Gallus Bau-Gesellschaft mbH.........  Germany
Gamma-
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
GAVD Gesellschaft fur
  Altersvorsorge-Dienstleistungen
  mbH...............................  Germany
GbR Berlin Pariser Platz 5a/6.......  Germany
GE.SI Gestione Sistemi Informativi
  S.p.A.............................  Italy
Generale Viagere....................  France
Generation Vie......................  France
GENIALLOYD S.p.A. ..................  Italy
Genialpoint S.p.A. .................  Italy
GENUJO Beteiligungs-GmbH............  Germany
GENUJO Erste Beteiligungs GmbH......  Germany
GENUJO Zweite Beteiligungs GmbH.....  Germany
GENUJO Dritte Beteiligungs GmbH.....  Germany
GENUJO Vierte Beteiligungs GmbH.....  Germany
GENUJO Sechste Beteiligungs GmbH....  Germany
GENUJO Siebte Beteiligungs GmbH.....  Germany
GENUJO Achte Beteiligungs GmbH......  Germany
GERUSIA Grundstucks-
  Verwaltungsgesellschaft mbH & Co.
  KG................................  Germany
Gesellschaft fur Vorsorgeberatung...  Switzerland

SUBSIDIARY                            JURISDICTION
----------                            ------------
Gestiass S.r.l. ....................  Italy
GESTION DE TELESECURITE ET DE
  SERVICES "GTS" S.A. ..............  France
GIE Groupe Dresdner KB France.......  France
GIE Placements d'Assurances.........  France
GIM Grundwert Immobilien Management
  GmbH..............................  Germany
GKS Gesellschaft fur Konten-Service
  mbH...............................  Germany
Golden Gate Reinsurance Company
  Limited...........................  Bermuda
Gotz GmbH & Co......................  Germany
Grafton Properties Limited..........  Ireland
Gramat Balard.......................  France
Green Olives, Inc. .................  Philippines
Groupe VB...........................  France
Growler Trading SA..................  Panama
Grundstucksgesellschaft der
  Vereinten Versicherungen mbH & Co.
  Besitz- und Betriebs KG...........  Germany
Grundstucksgesellschaft der
  Vereinten Versicherungen mbH......  Germany
Grundstucks-Gesellschaft mbH........  Germany
Guernsey Nominees Ltd. .............  Great Britain
GVP Grundwert Verwaltungs- und
  Projektentwicklungs GmbH..........  Germany
GVT Grundbesitz Verwaltung und
  Treuhand GmbH.....................  Germany
H.V. Gestion........................  France
Hamburger Handels- und
  Verwaltungs-Gesellschaft mbH......  Germany
Hans Roese Versicherungen GmbH......  Germany
HANSA-Bau-Gesellschaft mbH..........  Germany
Hardy Beteiligungs-Gesellschaft
  mbH...............................  Germany
HAUSSMANN CONSEIL SANTE.............  France
HAUSSMANN GESTION SANTE.............  France
Hauteville, Guernsey................  Great Britain
Havelaar Drukker Beheer.............  Netherlands
Havelaar et Van Stolk...............  Netherlands
HB Rt. Penztaruzemeltetesi GmbH.....  Hungary
HELVIASS Verzekeringen BV...........  Netherlands
Herakles Beteiligungs-Gesellschaft
  mbH...............................  Germany
HERMES & EULER CREDIT INSURANCE
  AGENCY (S) PTE LTD................  Singapore
Hermes & Euler Credit Services
  (Japan) Ltd. .....................  Japan
Hermes Beteiligungen GmbH...........  Germany
Hermes Consult Kft..................  Hungary
Hermes Credit & Guarantee plc.......  Great Britain

SUBSIDIARY                            JURISDICTION
----------                            ------------
Hermes Credit Insurance Scandinavia
  AB................................  Sweden
Hermes Credit Services Ltd. ........  Great Britain
Hermes Credit Underwriters Hong Kong
  Limited...........................  China
Hermes e-Business GmbH..............  Germany
HERMES Forderungsmanagement GmbH....  Germany
Hermes Gesellschaft fur
  Informations-Dienstleistungen
  mbH...............................  Germany
Hermes Kreditversicherung Ungarn
  AG................................  Hungary
Hermes Kreditversicherungs-AG.......  Germany
Hermes Kreditversicherungs-Service
  AG................................  Switzerland
Hermes Rating GmbH..................  Germany
Hermes Risk Management GmbH & Co.
  KG................................  Germany
Hermes Risk Management Verwaltungs
  GmbH..............................  Germany
Hermes Servizi Assicurazione Crediti
  S.r.l. ...........................  Italy
Hermes Serwis Ubezpieczen
  Kredytowych.......................  Poland
Hermes Versicherungsbeteiligungen
  GmbH..............................  Germany
Hermes Versicherungsholding GmbH....  Austria
Hermes-Gesellschaft fur
  Finanzdienstleistungen mbH........  Germany
Hermes-Kredit Service s.r.o. .......  Czech Republic
Herradura Ltd. .....................  Great Britain
Hetha Erste Beteiligungsgesellschaft
  mbH...............................  Germany
Hetha-Beteiligungsgesellschaft mbH..  Germany
Hilary Nominees Ltd. ...............  Great Britain
Hilary Street Properties Ltd. ......  Great Britain
Holland Beleggingsgroep.............  Netherlands
Holland Bewaarbedrijf B.V. .........  Netherlands
Honeywell Grundbesitzverwaltungs-
  GmbH & Co. Vermietungs-KG.........  Germany
Hotel Metropol, a.s. ...............  Slovakia
Hotel Sirava, a.s. .................  Slovakia
Hungaria Biztosito Rt Szolgaltato es
  Ellato Kft. (Betriebs- und
  Versorgungs-GmbH).................  Hungary
Hungaria Biztosito Szamitastechnikai
  Kft (Hungaria EDV-
  Betriebsgesellschaft mbH).........  Hungary
Hunter Premium Funding Ltd. ........  Australia
I.T.E.B.............................  Netherlands
IDS GmbH -- Analysis and Reporting
  Services..........................  Germany

SUBSIDIARY                            JURISDICTION
----------                            ------------
IFS Individual Family Services AG...  Switzerland
Ignis GmbH..........................  Germany
Immo Spain..........................  Spain
Immobiliara Inverfenix SA...........  Spain
Immobiliere Vendome.................  France
Immovalor Gestion...................  France
Induboden GmbH......................  Germany
Industriedruck Krefeld Kurt JanSSen
  GmbH & Co KG i.K. ................  Germany
Inmobiliaria Driavena...............  Venezuela
Instel, a.s. .......................  Slovakia
Intermediass S.r.l. ................  Italy
International Reinsurance Company
  S.A. .............................  Luxembourg
Interstate Fire & Casualty Company,
  Illinois..........................  Illinois
Interstate Indemnity Company........  Illinois
Interstate National Corporation of
  California........................  California
Interstate National Corporation of
  Texas, General Agency, Inc. ......  Texas
Interstate National Corporation.....  Illinois
Inveresk Stockholders Ltd. .........  Great Britain
Inversiones DBLA Limitade...........  Chile
Investimur nouvelle.................  France
INVESTITORI HOLDING SPA.............  France
INVESTITORI SGR.....................  France
INVESTITORI SWISS...................  Switzerland
IPC GmbH International Pension &
  Compensation Consultants..........  Germany
IPC International Pension
  Consultants GmbH..................  Austria
ISAAF Mondial Assistance S.A. ......  Morocco
ITB Immobilientreuhandgesellschaft
  mbH...............................  Austria
JBC Ltd. ...........................  Cayman Islands
JeffCo Management Company Inc. .....  New Jersey
Jefferson Insurance Company of
  N.Y. .............................  New York
Johneve.............................  Great Britain
Jota-
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
K.B.I.M. Overseas BV................  Netherlands
Kappa Holdings Ireland Limited......  Ireland
KB (C.I.) Nominees Ltd. ............  Great Britain
KB Asset Leasing Ltd. ..............  Great Britain
KB EMF II (Guernsey) Ltd. ..........  Great Britain
KB Equipment Leasing Ltd. ..........  Great Britain

SUBSIDIARY                            JURISDICTION
----------                            ------------
KB Investment Management
  International.....................  Great Britain
KBEMF (GP) Ltd. ....................  Great Britain
KBEMF II (Guernsey) Ltd. ...........  Great Britain
KBG Immobilier SA...................  France
KBIM (IT) Nominees Ltd. ............  Great Britain
KBIM General Nominees Ltd. .........  Great Britain
KBIM International Ltd. ............  Great Britain
KBIM Standby Nominees Ltd. .........  Great Britain
KB-LPL Holdings Inc. ...............  New York
KB-LPL Inc. ........................  New York
Keane Nominees Ltd. ................  Great Britain
KEVA spol...........................  Slovakia
KGB Kraftwerksgesellschaft mbH......  Germany
Kleber Lamartine....................  France
Kleber Mirabeau.....................  France
Kleber Passy........................  France
Kleber Poincare.....................  France
Kleinwort Benson (Channel Islands)
  Investment........................  Great Britain
Kleinwort Benson (Channel Islands)
  Investment Management Limited.....  Great Britain
Kleinwort Benson (Channel Islands)
  Ltd. .............................  Great Britain
Kleinwort Benson (Channel Islands)
  Trustees..........................  Great Britain
Kleinwort Benson (Geneva) Trustee
  SA................................  Switzerland
Kleinwort Benson (Guernsey) Fund
  Services Ltd. ....................  Great Britain
Kleinwort Benson (Guernsey) Ltd. ...  Great Britain
Kleinwort Benson (Guernsey) Services
  Ltd. .............................  Great Britain
Kleinwort Benson (Guernsey) Trustees
  Ltd. .............................  Great Britain
Kleinwort Benson (Jersey) Asset
  Managers Ltd. ....................  Great Britain
Kleinwort Benson (Jersey) Fund
  Managers Ltd. ....................  Great Britain
Kleinwort Benson (Jersey) Services
  Ltd. .............................  Great Britain
Kleinwort Benson (Jersey) Trustees
  Ltd. .............................  Great Britain
Kleinwort Benson (US) Asset Managers
  LLC...............................  Delaware
Kleinwort Benson Australia
  (Holdings) Ltd. ..................  Australia
Kleinwort Benson Belgium SA.........  Belgium
Kleinwort Benson Channel Islands
  (Holdings)........................  Great Britain

SUBSIDIARY                            JURISDICTION
----------                            ------------
Kleinwort Benson China Management
  Ltd. .............................  Hong Kong
Kleinwort Benson Cross Financing
  Inc. .............................  New York
Kleinwort Benson Cross Financing
  Ltd. .............................  Great Britain
Kleinwort Benson Equity Partner
  General Partner Ltd. .............  Great Britain
Kleinwort Benson Farmland Trust
  (Managers) Ltd. ..................  Great Britain
Kleinwort Benson Financial Services
  Ltd. .............................  Great Britain
Kleinwort Benson Financiere SA i.
  L. ...............................  Switzerland
Kleinwort Benson Gilts Ltd. ........  Great Britain
Kleinwort Benson GmbH...............  Germany
Kleinwort Benson International
  Investment Ltd. ..................  Great Britain
Kleinwort Benson International Trust
  Corporation.......................  Great Britain
Kleinwort Benson International
  Trustees Ltd. ....................  Great Britain
Kleinwort Benson Investment Holdings
  Australia Pty Ltd. ...............  Australia
Kleinwort Benson Investment
  Management Americas Inc. .........  New York
Kleinwort Benson Investment
  Management Americas Inc. .........  Delaware
Kleinwort Benson Investment
  Management Holdings Ltd. .........  Great Britain
Kleinwort Benson Investment
  Management Ltd. ..................  Great Britain
Kleinwort Benson Securities (Asia)
  Holdings Ltd. ....................  Hong Kong
Kleinwort Benson Trustees Ltd. .....  Great Britain
Kleinwort Benson Unit Trusts
  Ltd. .............................  Great Britain
Knowlfa Ltd. .......................  Great Britain
KOMMATA Verwaltungsgesellschaft mbH
  & Co. KG..........................  Germany
Kraft Versicherungs-AG..............  Germany
KTC Kommunikations- und Trainings-
  Center Konigstein GmbH............  Germany
LA FIN SIM S.P.A. ..................  Italy
LA RURALE...........................  France
LA VITA.............................  Italy
Lafitte Victoire....................  France
Langbourn Nominees Ltd. ............  Great Britain
Langdale Nominees Ltd. .............  Great Britain
Langham Nominees Ltd. ..............  Great Britain
Lapis Inc. .........................  Minnesota
Larose Trintaudon Chile S.A. .......  Chile
Larose Trintaudon...................  France

SUBSIDIARY                            JURISDICTION
----------                            ------------
L'Assicuratrice Italiana Danni......  Italy
L'Assicuratrice Italiana Vita
  S.p.A. ...........................  Italy
LDS.................................  Italy
Les Hautes Villes...................  France
Life Agency USA of Minnesota Inc....  Minnesota
LIFE BUSINESS TEAM..................  Belgium
LJ SARL.............................  France
Lloyd Adriatico S.p.A. .............  Italy
Lloyd Arte S.p.A. ..................  Italy
LOGICA..............................  Italy
Logistikwerkstatt Assistance GmbH...  Austria
Lombardkasse AG.....................  Germany
London Verzekeringen NV.............  Netherlands
LPIT Trading Ltd. ..................  Great Britain
LTCAmerica..........................  Minnesota
Lufthansa Leasing GmbH & Co.
  Echo-Oscar KG.....................  Germany
Lufthansa Leasing GmbH & Co.
  Echo-Papa KG......................  Germany
M.R. Print Management Ltd. .........  Great Britain
Madeleine SA........................  France
Manufacturers' Mutual Insurance
  Limited...........................  Australia
Marbot Pty Ltd. ....................  Australia
Marlyna Ltd. .......................  Great Britain
Martin Maurel Vie...................  France
Mathis Assurances...................  France
Mauritius Island, Mascareignes
  Services Assistance- MSA Ltd. ....  Morocco
MBA Insurance Co. Sdn. Bhd. (MBA
  Brunei)...........................  Singapore
McGee Insurance Co. (Bermuda)
  Ltd. .............................  Bermuda
Medisalud...........................  Colombia
Menza Grundstucks-
  Verwaltungsgesellschaft mbH & Co.
  KG................................  Germany
Merchant Investors (Trustee
  Services) Ltd. ...................  Great Britain
Merchant Investors Assurance Company
  Ltd. .............................  Great Britain
MERCOSUL ASSISTANCE ARGENTINE.......  Argentina
MERCOSUL............................  Brazil
Merkur Grundstucks-Gesellschaft
  mbH...............................  Germany
MERLAN Mobilien-
  Verwaltungsgesellschaft mbH & Co.
  Projekt Nr. 16 KG.................  Germany
META Finanz-Informationssysteme
  GmbH..............................  Germany

SUBSIDIARY                            JURISDICTION
----------                            ------------
MetallRente Pensionsfonds AG........  Germany
Metropole...........................  France
MFG Flughafen-
  Grundstucksverwaltunggesellschaft
  mbH & Co. BETA KG.................  Germany
Microplast..........................  Slovakia
Midway Insurance Company of
  Illinois..........................  Illinois
MMI Insurance (Fiji) Ltd. ..........  New Zealand
MMI Investments Mauritius...........  Mauritius
MMI Singapore Pte Limited...........  Singapore
MMI Worksafe Malaysia Sdn Bhd.......  Malaysia
Moerkerke...........................  Belgium
Mondial Assistance Australia Holding
  Pty Ltd. .........................  Australia
MONDIAL ASSISTANCE FRANCE "MAF"
  S.A. .............................  France
Mondial Assistance Germany GmbH.....  Germany
Mondial Assistance Holding Germany
  AG................................  Germany
Mondial Assistance Italia S.p.A. ...  Italy
Mondial Assistance Japan............  Japan
Mondial Assistance S.A. ............  France
Mondial Assistance United Kingdom
  (MAUK) Ltd. ......................  Great Britain
Mondial Services Gesellschaft fur
  Pannenhilfe und Notruf GmbH.......  Germany
Monticello Insurance Co.............  Delaware
Morris (S.P.) Holdings Ltd. ........  Great Britain
MTS Accounting Services Ltd. .......  Great Britain
Munchener und Magdeburger
  Agrarversicherung AG..............  Germany
Munsterlandische Bank Thie & Co.....  Germany
MVK Datenmanagement GmbH............  Austria
N.A.P. .............................  Netherlands
N.V. Interborg......................  Netherlands
NAM Nominees Ltd. ..................  Great Britain
National Surety Corporation.........  Illinois
Nederland Hypotheekservice B.V. ....  Netherlands
Nem Business Services...............  Great Britain
NEM Insurance Ireland...............  Ireland
Nemian Life S.A. ...................  Luxembourg
Nereus
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
Neubar SA i. L. ....................  Switzerland
Neunte DRESIB Beteiligungs-
  Gesellschaft mbH..................  Germany
Neunte Herakles Beteiligungs-
  Gesellschaft mbH & Co. KG.........  Germany

SUBSIDIARY                            JURISDICTION
----------                            ------------
Neunte SIB Beteiligungs-
  Aktiengesellschaft................  Germany
Neunte Sonnenplatz Beteiligungs-
  Gesellschaft mbH..................  Germany
NFJ Investment Group................  Delaware
NFJ Management Inc. ................  Delaware
Nicholas Applegate Capital
  Management LLC....................  Delaware
Nicholas Applegate Holdings LLC.....  Delaware
Nicholas Applegate Securities LLC...  Delaware
Nicholas Applegate Securities
  International.....................  California
Nicholas-Applegate..................  California
NIXOR Grundstucks-
  Verwaltungsgesellschaft mbH & Co.
  KG................................  Germany
Nona-
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
Nordinvest HKV-Fonds................  Germany
Norman Nominees Ltd. ...............  Great Britain
North American London Underwriters,
  Ltd. .............................  Bermuda
Objekt Burchardplatz GmbH & Co.
  KG................................  Germany
OCC Distributors LLC................  Delaware
Oddo Indice Euro....................  France
OLB-Beteiligungsgesellschaft mbH....  Germany
OLB-Immobiliendienst GmbH...........  Germany
OLB-Versicherungsdienst GmbH........  Germany
Oldenburgische Landesbank AG........  Germany
Omega Poprad, a.s. .................  Slovakia
Omega Thai Investment Holding.......  Netherlands
Omnium Opel Handler
  Versicherungsdienst GmbH..........  Germany
OpCap Advisors LLC..................  Delaware
Opernringhof Bau- und Betriebs AG...  Austria
Oppenheimer Capital AM..............  Delaware
Oppenheimer Capital LLC.............  Delaware
Oppenheimer Group, Inc. ............  Delaware
Orbis Business Services Ltd. .......  Great Britain
Orbis Directors (No 1) Ltd. ........  Great Britain
Orbis Directors (No 2) Ltd. ........  Great Britain
Orbis Group Ltd. ...................  Great Britain
Orbis Management Ltd. ..............  Great Britain
Orbis Management Ltd. ..............  Great Britain
Orbis Nominees Jersey Ltd. .........  Great Britain
Orbis Pensions Trustees Ltd. .......  Great Britain
Orbis Secretaries Jersey Ltd. ......  Great Britain
Orbis SPV Management Ltd. ..........  Great Britain

SUBSIDIARY                            JURISDICTION
----------                            ------------
Orbis Tax Services Ltd. ............  Great Britain
Orbis Trustees (1997) Ltd. .........  Great Britain
Orbis Trustees (BVI) Ltd. ..........  Great Britain
Orbis Trustees Guernsey Ltd. .......  Great Britain
Orbis Trustees Jersey (1997)
  Ltd. .............................  Great Britain
Orbis Trustees Jersey Ltd. .........  Great Britain
Orbis Trustees Ltd. ................  Great Britain
Organizacion G.o.a. S.A. ...........  Peru
Orpheus
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
Ost-West Allianz Insurance Company..  Russian Republic
Oxford Insurance....................  Canada
P.T. Asuransi Allianz Life
  Indonesia.........................  Indonesia
P.T. Asuransi Allianz Utama
  Indonesia.........................  Indonesia
PAC Investment Management...........  Delaware
Pacific Investment Management
  Company LLC.......................  Delaware
Pacific MMI Insurance Ltd. .........  Papua New Guinea
Pallas-
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
Parc Continental Ltd. ..............  Great Britain
Parctech Mietprogramme GmbH.........  Germany
Parkway Insurance Company...........  New Jersey
Participations Gentil...............  France
Pasquier............................  France
Pegasus Beteiligungsgesellschaft
  mbH...............................  Germany
PEMSE S.A. .........................  Spain
Pension & Compensation Consulting
  GmbH..............................  Germany
Perseus-
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
Personalized Brokerage Service......  Kansas
Pet Plan (Proprietary) Ltd. ........  South Africa
Pet Plan Group Ltd. ................  Great Britain
Pet Plan Health Care Ltd. ..........  Great Britain
Pet Plan International Ltd. ........  Great Britain
Pet Plan Ltd. ......................  Great Britain
Pet Plan U.S.A. Inc. ...............  New York
Peter Street Properties Ltd. .......  Great Britain
Phenix Alternative Holding..........  France
Phenix Developpement Gestion........  France
Phenix Iart.........................  Switzerland
Phenix Immobilier...................  France
Phenix Kleber.......................  France

SUBSIDIARY                            JURISDICTION
----------                            ------------
Phenix USA..........................  France
Phenix Vie..........................  Switzerland
Philippe II S.C.I. .................  Luxembourg
Philpot Nominees Ltd. ..............  Great Britain
PIMCO Advisors Advertising Agency,
  Inc. .............................  Delaware
PIMCO Advisors CD Distributors,
  LLC...............................  Delaware
PIMCO Advisors Distributors LLC.....  Delaware
PIMCO Advisors Fund Management
  LLC...............................  Delaware
PIMCO Advisors Managed Accounts
  LLC...............................  Delaware
PIMCO Advisors Retail Holdings LLC..  Delaware
PIMCO Advisors Services.............  Delaware
PIMCO Asia PTE Ltd. ................  Singapore
PIMCO Australia Pty Ltd. ...........  Australia
PIMCO Equity Advisors, LLC..........  Delaware
PIMCO Equity AM.....................  Delaware
PIMCO Equity Partners, LLC..........  Delaware
PIMCO Europe Limited................  Great Britain
PIMCO Global Advisors...............  Delaware
PIMCO Global Advisors (Ireland)
  Limited...........................  Ireland
PIMCO Global Advisors (Resources)
  Limited...........................  Cayman Islands
PIMCO Global Advisors LLC,..........  Delaware
PIMCO GmbH..........................  Germany
PIMCO Japan Ltd. ...................  Japan
PIMCO Private Client Services, LLC..  Delaware
PIMCO Specialty Markets LLC.........  Delaware
Pioneer Allianz Life Assurance
  Corporation.......................  Philippines
PL Sarl.............................  France
Plantmerge Ltd. ....................  Great Britain
POLY -- ASSISTANCE & SERVICES
  A.E. .............................  Greece
Portal Company Ltd. ................  France
Poseidon Life Insurance Co. S.A. ...  Greece
Poseidon............................  Greece
Preferred Life Insurance Co. of New
  York..............................  New York
Prevint Gestione Servizi
  Previdenziali S.p.A. .............  Italy
Privatinvest Bank AG................  Austria
Promotota Country...................  Colombia
Property Nominees (Channel Islands)
  Ltd. .............................  Great Britain
Protexia France.....................  France

SUBSIDIARY                            JURISDICTION
----------                            ------------
Providentia Vermogensverwaltungs-
  Betriebsgesellschaft mbH..........  Austria
PTE Allianz Polska SA...............  Poland
Puren -- Schaumstoff GmbH...........  Germany
Qualis..............................  France
Quatrinvest.........................  France
Quinta-
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
Quintet Properties Ltd. ............  Ireland
R. B. Nominees Ltd. ................  Great Britain
R.I.T. Servizi per l'Information
  Technology S.p.A. ................  Italy
Rambouillet Daumesnil...............  France
RAS ALTERNATIVE INVESTMENTS SGR
  S.p.A. ...........................  Italy
RAS Asset Management SGR S.p.A. ....  Italy
RAS Asset Management................  Luxembourg
Ras Hellas S.A. ....................  Greece
RAS IMMOBILIARE SRL.................  Italy
RAS International France III
  S.A.R.L. .........................  France
Ras International N.V. .............  Netherlands
RAS Investimenti S.i.m. S.p.A. .....  Italy
RAS Participations E.U.R.L. ........  France
Rasbank S.p.A. .....................  Italy
Rasfin Societa di Intermediazione
  Mobiliare S.p.A. .................  Italy
RASSERVICE s.c.p.a. ................  Italy
RB Fiduciaria SpA. .................  Italy
RB Vita S.p.A. .....................  Italy
RBL Finance Ltd. ...................  Great Britain
RBL Industrial Finance Ltd. ........  Great Britain
RC Verwaltungs- und
  Beteiligungsgesellschaft mbH......  Germany
Real Iena SAS.......................  France
Real Messine SAS....................  France
Real Reaumur SAS....................  France
Reaumur.............................  France
Receivable Partners Inc. ...........  Delaware
Receivable Partners.................  New York
Recovre Pty Ltd. ...................  Australia
Reliance Trading Company (Liverpool)
  Ltd. .............................  Great Britain
Rentech Finance Ltd. ...............  Great Britain
Rentech Hire Ltd. ..................  Great Britain
RES Gesellschaft fur
  Immobilienbesitz mbH..............  Germany
Reunion Island, Bourbon Service
  Assistance S.A. ..................  France

SUBSIDIARY                            JURISDICTION
----------                            ------------
Reuschel & Co. Beteiligungs- und
  Verwaltungs GmbH..................  Germany
Reuschel & Co. Finanz-Service
  GmbH..............................  Germany
Reuschel & Co. Verwaltungs GmbH.....  Germany
Reuschel & Co.......................  Germany
Revue Signature.....................  France
RHEA................................  Luxembourg
Rhimo...............................  France
Rhone Nominees SA...................  Panama
Rijn Wall Assuradeuren..............  Netherlands
Risk & Safety Services Limited......  Ireland
Riskon Aktiengesellschaft
  geschlossenen Typs................  Russian Republic
Riunione Adriatica di Sicurta
  S.p.A. ...........................  Italy
Robert Benson Lonsdale & Co (Canada)
  Ltd. .............................  Great Britain
Robert Benson Lonsdale & Co. Ltd. ..  Great Britain
Romanus Zug GmbH....................  Switzerland
Rood Nominees Ltd. .................  Great Britain
Royal Nederland Fondsen Beheer......  Netherlands
Royal Nederland Leven...............  Netherlands
Royal Nederland Schade..............  Netherlands
Royal Schiedam Schade...............  Netherlands
RVB Verwaltungs- und Beteiligungs
  GmbH..............................  Germany
S. C. I. Dutilleul..................  France
S. C. I. Garibaldi..................  Great Britain
S. C. I. Part-Dieu..................  Great Britain
S.C. ASIT REAL ESTATE S.R.L. .......  Romania
S.C.I. de la Boucle.................  France
S.I.A.P.S.A. .......................  Spain
S.I.B.I. ...........................  France
S.N.C. SNC Dresdner Service.........  France
SA du Hameau........................  France
SA Immobiliere de L'Avenue du
  Roule.............................  France
Sa Paindavoine......................  France
Sabesac Investimentos S/C Ltda......  Brazil
SACNAS DEVELOPPEMENT S.A. ..........  France
SACNAS INTERNATIONAL S.A. ..........  France
SACNAS RE...........................  Luxembourg
SAFARRIV IARD Sa....................  Ivory Coast
SAFARRIV VIE Sa.....................  Ivory Coast
SafetyNet Services Pty Ltd. ........  Australia
SAGE SARL...........................  France
Saint-Barth Assurances..............  France
San Francisco Reinsurance Company...  California
SANTECLAIR..........................  France

SUBSIDIARY                            JURISDICTION
----------                            ------------
SARL BTKM...........................  France
Sarl de l'Etoile....................  France
SARL du Rocher Saint Helene.........  France
Sarl FFE............................  France
SARL G V DEVELOPPEMENT..............  France
SARL H.B. Pergola...................  France
SARL MEDISPAC.......................  France
SARL MIDAGUIEM......................  France
SARL MJBD...........................  France
SARL PASCALE........................  France
SARL RM Arroux......................  France
SAS LAENNEC.........................  France
SAT S.A. ...........................  Turkey
Schmalbach-Lubeca Finanzanlagen
  GmbH..............................  Germany
Schmalbach-Lubeca Holding GmbH......  Germany
SCI Atrium W9.......................  France
SCI AVIP Atlantique.................  France
SCI AVIP Boulogne Schumann..........  France
SCI AVIP de Champ Laurent...........  France
SCI Avip des Pivolles...............  France
SCI AVIP La Templerie...............  France
SCI AVIP Limas du Vieux CEP.........  France
SCI AVIP Marly-Saint Cyr............  France
SCI AVIP Paris X....................  France
SCI AVIP SCPI Selection.............  France
SCI Bel.............................  France
SCI Bercy W9........................  France
SCI Cardidaloc......................  France
SCI Champs Elysee...................  France
SCI Chaponnay.......................  France
SCI Chene Alpes.....................  France
SCI des 108 et 110 Boulevard
  Haussmann.........................  France
SCI des Mercieres...................  France
SCI Dicca...........................  France
SCI Du Manoir Queval................  France
SCI en Presles......................  France
SCI F.D.B.L. .......................  France
SCI Fonciere du mas de Roman........  France
SCI Immobiliere des Pennes
  Mirabeau..........................  France
SCI J.T.............................  France
SCI Jamin...........................  France
SCI Jelavie.........................  France
SCI La Balandrane...................  France
SCI La Riche 540....................  France
SCI La Rize.........................  France

SUBSIDIARY                            JURISDICTION
----------                            ------------
SCI Ladef...........................  France
SCI Lajevie.........................  France
SCI Limmo 2.........................  France
SCI Limmo...........................  France
SCI Marcleau........................  France
SCI mediterranee distribution.......  France
SCI PRELLOYD........................  France
SCI Rhone Alpe......................  France
SCI Rue Babeuf......................  France
SCI Stratus.........................  France
SCI Trescol.........................  France
SCI Turenne.........................  France
SCI Vilaje..........................  France
Sealdrift Ltd. .....................  Great Britain
Sechste Herakles Beteiligungs-
  Gesellschaft mbH & Co. KG.........  Germany
Sechste Sonnenplatz Beteiligungs-
  Gesellschaft mbH..................  Germany
Sechzehnte DRESIB Beteiligungs-
  Gesellschaft mbH..................  Germany
Secodis.............................  France
Secunda-
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
Security Ltd. ......................  Greece
Serexim.............................  France
Setri...............................  France
Sexta-
  Vermogensverwaltungsgesellschaft
  mbH...............................  Germany
SFAC Credit.........................  France
SHA Seminarhotel AG.................  Switzerland
Shertoon Pty Ltd. ..................  Australia
Shield Developments (Proprietary)
  Ltd. .............................  South Africa
SIAC Services spa...................  Italy
Siebte Herakles Beteiligungs-
  Gesellschaft mbH & Co. KG.........  Germany
Siebte SIB Beteiligungs-
  Aktiengesellschaft................  Germany
Siebzehnte DRESIB Beteiligungs-
  Gesellschaft mbH..................  Germany
Silver Lux Inc. ....................  Cayman Islands
Silver Tower 125 Inc. ..............  Cayman Islands
Sipari Volney.......................  France
SIPARI..............................  France
Sirius Management Australia Pty
  Ltd. .............................  Australia
Slattery Nominees Ltd. .............  Great Britain
Slovenska poist'ovna a.s. ..........  Slovakia
Slovkarpatia, a.s. .................  Slovakia

SUBSIDIARY                            JURISDICTION
----------                            ------------
SNA Holding (Bermuda) Ltd. .........  Bermuda
SNA Re..............................  Bermuda
SNA Sal.............................  Lebanon
SNAC Iart...........................  Cameroon
SNAC VIE............................  Cameroon
SNAS IARD Sa........................  Senegal
SNAS Vie Sa.........................  Senegal
SNC AGF Cash........................  France
SNC AGF Clearing....................  France
SNC AIP.............................  France
SNC Allianz Bercy...................  France
SNC Cofetrans.......................  France
SNC Kleber Magdebourg...............  France
SNC Maxium..........................  France
SOCIEDAD MUNDIAL DE ASISTENCIA
  (S.M.A.S.A.) S.A. ................  Spain
SOCIETE BELGE D'ASSISTANCE
  INTERNATIONAL S.A. "S.B.A.I.".....  Belgium
SOCIETE BELGE DE SERVICES
  TELEPHONIQUES "S.B.S.T." S.A. ....  Belgium
Societe Civile Construction Vente 33
  Lafayette, Paris..................  France
SOCIETE EUROPEENNE DE PROTECT. ET DE
  SEVICES D'ASSIST. A DOMICILE
  "S.E.P.S.A.D." S.A. ..............  France
Societe Financiere du Leman.........  Switzerland
Societe Fonciere Europeenne.........  France
SOCIETE FRANCAISE DE DEPANNAGE ET DE
  SERVICES "S.F.D.S."...............  France
Societe Nationale Fonciere SAL......  Lebanon
Sofiholding.........................  Belgium
Sofiras Underwriters S.A. ..........  Luxembourg
Sogafi..............................  France
Somerset Valley Insurance Services,
  LLC...............................  New Jersey
Sonimm..............................  France
Sorega..............................  France
Southwark Bridge Investments Ltd. ..  Great Britain
Space Park GmbH & Co. KG............  Germany
SSC Societe de Services Communs.....  France
STAIK...............................  Russian Republic
Standard General Agency, Inc. ......  Texas
Stanislas H. Haine..................  Belgium
StocksPLUS Management Inc. .........  Delaware
StocksPLUS Sub-Fund B LLC...........  California
StocksPLUS, L.P.....................  Delaware
Strassen............................  Belgium
Structured Security Company,
  Inc. .............................  Delaware

SUBSIDIARY                            JURISDICTION
----------                            ------------
Sudamero Consultoria SA.............  France
Sudamero Trust Company (Cayman)
  Ltd. .............................  Cayman Islands
Suddeutsche Industrie- Beteiligungs-
  Gesellschaft mbH..................  Germany
Suffolk Investments Inc. ...........  New York
Suffren Federation..................  France
SVV-Beteiligungs GmbH...............  Germany
T.U. Allianz Polska S.A. ...........  Poland
T.U. Allianz Polska Zycie S.A. .....  Poland
Target Insurance Brokers Pte Ltd.
  (TIB).............................  Singapore
Tax Planning Seminars Inc. .........  New Jersey
Tech-Line Insurance Services
  Ltd. .............................  Canada
The Ajax Insurance Association
  Ltd. .............................  Great Britain
The American Insurance Company......  Nebraska
The Kleinwort Benson Mezzanine Fund
  L.P...............................  New York
The M.I. Group Ltd. ................  Great Britain
The M.I. Investment Management
  Company Ltd. .....................  Great Britain
The M.I. Property Management Company
  Ltd. .............................  Great Britain
Thornton Brokerage Ltd. ............  Hong Kong
Thornton Investment Advisers
  Ltd. .............................  Bermuda
Thornton Management (C.I.) Ltd. ....  Great Britain
Thornton Nominees Ltd. .............  Great Britain
Tour Cristal........................  France
TRADE INDEMNITY Collections Ltd. ...  Great Britain
TRADE INDEMNITY Risk Services
  LTD. .............................  Great Britain
Trafalgar Insurance Company of
  Canada............................  Canada
Trafalgar Insurance PLC.............  Great Britain
Transoptions SA.....................  Switzerland
Travel Care Inc. ...................  Florida
Treewalk Associates Ltd. ...........  Great Britain
Treewalk Collections Ltd. ..........  Great Britain
Turnpike Crossing 1, LLC............  Delaware
UCAR Sa.............................  Central Africa
UNIPENSAO -- Soc. Gestora de Fondos
  de Pensiones......................  Portugal
Universal Leven.....................  Netherlands
Universal Trading Ltd. .............  Great Britain
Unterstutzungseinrichtung des
  Bankhauses Reuschel & Co. GmbH....  Germany
USAllianz Advisers, LLC.............  Minnesota
USAllianz Insurance & Securities
  Agency, Inc. .....................  Minnesota

SUBSIDIARY                            JURISDICTION
----------                            ------------
USAllianz Insurance & Securities
  Agency, Inc. .....................  Alabama
USAllianz Insurance & Securities
  Agency, Inc. .....................  Colorado
USAllianz Insurance & Securities
  Agency, Inc. .....................  Hawaii
USAllianz Insurance & Securities
  Agency, Inc. .....................  Kentucky
USAllianz Insurance & Securities
  Agency, Inc. .....................  Nevada
USAllianz Insurance & Securities
  Agency, Inc. .....................  New Mexico
USAllianz Insurance & Securities
  Agency, Inc. .....................  Ohio
USAllianz Insurance & Securities
  Agency, Inc. .....................  Texas
USAllianz Insurance & Securities
  Agency, Inc. .....................  Vermont
USAllianz Insurance Agency, Inc. ...  Minnesota
USAllianz Insurance Agency, Inc. ...  Delaware
USAllianz Investor Services, LLC....  Minnesota
USAllianz Securities................  Minnesota
Valley Green Business Park Inc. ....  Minnesota
Valley Green Business Park Ltd. ....  Minnesota
Vauban Mobilisations Garanties......  France
Veer Palthe Voute NV................  Netherlands
Vencap..............................  France
Vendome Capital.....................  France
Vendome Investissements.............  France
Vendome Lease SA....................  Great Britain
Vereinte Spezial Krankenversicherung
  AG................................  Germany
Vereinte Spezial Versicherung AG....  Germany
Verlag Arbeit und Alter GmbH........  Germany
Vernon..............................  France
VIA PIERRE 1........................  France
Vierte Herakles Beteiligungs-
  Gesellschaft mbH & Co. KG.........  Germany
Vierundzwanzigste DRESIB
  Beteiligungs-Gesellschaft mbH.....  Germany
Vignon..............................  France
Villa La Pagliaia S.r.l. ...........  Italy
Vina de Larose......................  Chile
Vintage Insurance Company...........  California
W Finance Assurances................  France
W Finance...........................  France
W9 Atrium SARL......................  France
W9 Bercy SARL.......................  France
Warner Insurance Company............  Illinois
Wasserstein Perella & Co.
  Deutschland GmbH..................  Germany

SUBSIDIARY                            JURISDICTION
----------                            ------------
Wasserstein Perella & Co. Holdings,
  Inc. .............................  Delaware
Wasserstein Perella & Co. Inc.
  (Delaware)........................  Delaware
Wasserstein Perella & Co. Japan
  Ltd. .............................  Japan
Wasserstein Perella & Co. Pacific,
  Ltd. .............................  Delaware
Wasserstein Perella & Co.,
  Limited...........................  Great Britain
Wasserstein Perella (France) SA.....  France
Wasserstein Perella Group Holdings,
  LLC...............................  Delaware
WDDC Inc. ..........................  Delaware
WebTek Software Private Limited.....  India
Weser Ems International Bond Funds
  A.................................  Germany
Weser Ems International Bond Funds
  B.................................  Germany
Wessex Holdings Inc. ...............  New York
Westbourne Properties Ltd. .........  Great Britain
Wilhelm Reuschel GmbH...............  Germany
Willemsbruggen......................  Netherlands
Wm. H McGee & Co. (Bermuda) Ltd. ...  Bermuda
Wm. H McGee & Co. of Puerto Rico
  Inc. .............................  Puerto Rico
Wm. H McGee & Co., Inc. ............  New York
Wm. H McGee Services, Inc. .........  New York
Wm. H. McGee & Co. of Canada,
  Ltd. .............................  Canada
World Access ASIA (PTE) Ltd. .......  Singapore
World Access Canada Inc. ...........  Canada
World Access Europe LTD. ...........  Great Britain
World Access Healthcare Services
  Inc. .............................  Florida
World Access Insurance Broker
  Ltd. .............................  Canada
World Access Service Corp...........  Virginia
World Access, Inc. .................  Virginia
WP Bridge Finance, Inc. ............  Delaware
WP Plan Management Partners II,
  Inc. .............................  Delaware
WP Plan Management Partners, Inc. ..  Delaware
WP Services Inc. ...................  Delaware
YT Management Ltd. .................  Bermuda
ZA Belenggingen.....................  Netherlands
ZA Europa...........................  Netherlands
ZA Herverzekering B.V. .............  Netherlands
ZA Hypotheken.......................  Netherlands
ZA Leven N.V. ......................  Netherlands
ZA Verzekeringen N.V. ..............  Belgium

SUBSIDIARY                            JURISDICTION
----------                            ------------
Zehnte Herakles Beteiligungs-
  Gesellschaft mbH & Co. KG.........  Germany
Zehnte SIB Beteiligungs-
  Aktiengesellschaft................  Germany
Zehnte Sonnenplatz Beteiligungs-
  Gesellschaft mbH..................  Germany
Zenon Beteiligungs-GmbH.............  Germany
Zweite FraMu Beteiligungs GmbH......  Germany
Zweite Herakles Beteiligungs-
  Gesellschaft mbH & Co. KG.........  Germany

SUBSIDIARY                            JURISDICTION
----------                            ------------
Zweite Sonnenplatz Beteiligungs-
  Gesellschaft mbH..................  Germany
Zwolfte DRESIB Beteiligungs-
  Gesellschaft mbH..................  Germany
Zwolfte SIB Beteiligungs-
  Aktiengesellschaft................  Germany
Zwolfte Sonnenplatz Beteiligungs-
  Gesellschaft mbH..................  Germany
Zwolsche Algemeene Schadeverzekering
  N.V. .............................  Netherlands